   As Filed With the Securities and Exchange Commission on February 26, 1996
                                                      Registration No. 33-32819
                                                                       811-6023
===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ ]


                       POST-EFFECTIVE AMENDMENT NO. 10                   [x]


                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]


                              AMENDMENT NO. 12                           [x]


                          MANAGED MUNICIPAL FUND, INC.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                717 Fifth Avenue
                            New York, New York 10022
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (410) 727-1700
                                                           --------------

                               Edward J. Veilleux
                             135 E. Baltimore Street
                            Baltimore, Maryland 21202
                     ---------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:



                            Richard W. Grant, Esquire
                        Morgan, Lewis & Bockius LLP

                              2000 One Logan Square
                        Philadelphia, Pennsylvania 19103
-------------------------------------------------------------------------------
  It is proposed that this filing will become effective (check appropriate box)


              immediately upon filing pursuant to paragraph (b)
      ------
       X      on March 1, 1996 pursuant to paragraph (b)
      ------
              60 days after filing pursuant to paragraph (a)(1)
      ------
              75 days after filing  pursuant to paragraph (a)(2)
      ------
              on [Date]  pursuant to paragraph (a)(2) of Rule 485.
      ------


-----------------------------------------------------------------------------------------------------------------------------------
                                   CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
-----------------------------------------------------------------------------------------------------------------------------------
Title of Securities       Amount Being          Proposed Maximum              Proposed Maximum                    Amount of
Being Registered          Registered            Offering Price Per Unit       Aggregate Offering Price(1)         Registration Fee
-----------------------------------------------------------------------------------------------------------------------------------

Shares of                1,219,692              $11.30                                                            $100(1)
Common Stock              shares
-----------------------------------------------------------------------------------------------------------------------------------

      (1) Registrant has calculated the maximum aggregate offering price pursuant to Rule 24e-2 under the Investment Company Act of 1940
              (the "1940 Act") for its fiscal year ended October 31, 1995. Registrant had actual aggregate redemptions of 2,788,372 shares for its fiscal year ended October 31, 1995; has used 1,594,343 of available redemptions for reductions pursuant to Rule 24f-2(c) under the 1940 Act and has previously used no available redemptions for reductions pursuant to Rule 24e-2(a) of the 1940 Act during the current year. Registrant elects to use redemptions in the aggregate amount of 1,194,029 shares for reductions in its current amendment.


Registrant has elected to maintain registration of an indefinite number of shares of Common Stock pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended October 31, 1995 was filed with the Commission on December 20, 1995.


===============================================================================

                          MANAGED MUNICIPAL FUND, INC.
                  FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES



                                February 26, 1996


                              Cross Reference Sheet


                                                                                             Registration
                                                                                              Statement
Items Required by Form N-1A                                                                    Heading
---------------------------                                                                  ------------


Part A -          Information Required in a Prospectus
--------

Item 1.           Cover Page.......................................................     Cover Page

Item 2.           Synopsis.........................................................     Fund Expenses

Item 3.           Condensed Financial Information..................................     Financial Highlights

Item 4.           General Description of Registrant................................     Investment Program;
                                                                                        Investment Restrictions;
                                                                                        General Information

Item 5.           Management of the Fund...........................................     Management of the Fund;
                                                                                        Investment Advisor;
                                                                                        Administrator;
                                                                                        Distributor; Custodian,
                                                                                        Transfer Agent,
                                                                                        Accounting Services

Item 5A.          Management's Discussion of Fund Performance......................     *

Item 6.           Capital Stock and Other Securities...............................     Cover Page; Dividends
                                                                                        and Taxes; General
                                                                                        Information

Item 7.           Purchase of Securities Being Offered.............................     How to Invest in
                                                                                        the Fund; Distributor

Item 8.           Redemption or Repurchase.........................................     How to Redeem Shares

Item 9.           Pending Legal Proceedings........................................     **

---------------


* Information required by Item 5A is contained in Registrant's 1995 Annual Report to Shareholders.


**    Omitted since the answer is negative or the item is not applicable.


Part B -          Information Required in a Statement of Additional Information
--------

Item 10.          Cover Page.......................................................     Cover Page

Item 11.          Table of Contents................................................     Table of Contents

Item 12.          General Information and History..................................     General Information
                                                                                        and History

Item 13.          Investment Objectives and Policies...............................     Investment Objectives
                                                                                        and Policies

Item 14.          Management of the Fund...........................................     Management of the Fund

Item 15.          Control Persons and Principal Holders of
                  Securities.......................................................     Control Persons and
                                                                                        Principal Holders of
                                                                                        Securities

Item 16.          Investment Advisory and Other Services...........................     Investment Advisory
                                                                                        and Other Services;
                                                                                        Custodian, Transfer
                                                                                        Agent, Accounting
                                                                                        Services; Independent
                                                                                        Accountants

Item 17.          Brokerage Allocation.............................................     Portfolio Transactions


Item 18.          Capital Stock and Other Securities...............................     Capital Shares;
                                                                                        Reports


Item 19.          Purchase, Redemption and Pricing of Securities Being
                  Offered..........................................................     Valuation of Shares
                                                                                        and Redemption

Item 20.          Tax Status.......................................................     Federal Tax Treatment
                                                                                        of Dividends and
                                                                                        Distributions

Item 21.          Underwriters.....................................................     Distribution of
                                                                                        Fund Shares

Item 22.          Calculation of Performance Data..................................     Performance and
                                                                                        Yield Computations

Item 23.          Financial Statements.............................................     Financial Statements


Part C -  Other Information
--------
                  Part  C  contains  the  information   required  by  the  items
                  contained therein under the items set forth in the form.

                                     LOGO

                                FLAG INVESTORS

                    MANAGED MUNICIPAL FUND CLASS A SHARES

                  (A Class of Managed Municipal Fund, Inc.)


   Managed Municipal Fund, Inc. (the "Fund") is designed to provide a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations. To achieve this objective, the Fund invests primarily in municipal obligations rated within the three highest rating categories of Moody's Investors Service, Inc. or Standard & Poor's Ratings Group.

   Flag Investors Class A Shares of the Fund ("Class A Shares") are available through Alex. Brown & Sons Incorporated, the distributor of the Class A Shares, as well as Participating Dealers and Shareholder Servicing Agents. (See "How to Invest in the Fund.")

   This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be retained for future reference. A Statement of Additional Information dated March 1, 1996 has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.


THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                    PROSPECTUS

The date of this Prospectus is March 1, 1996

FLAG INVESTORS
                    MANAGED MUNICIPAL FUND CLASS A SHARES

                  (A Class of Managed Municipal Fund, Inc.)

                           135 East Baltimore Street
                          Baltimore, Maryland 21202

                              TABLE OF CONTENTS
                              -----------------
                                                            Page
 1. Fund Expenses  ....................................        2
 2. Financial Highlights  .............................        3
 3. Investment Program  ...............................        5
 4. Investment Restrictions  ..........................       11
 5. How to Invest in the Fund  ........................       12
 6. How to Redeem Shares  .............................       17
 7. Telephone Transactions  ...........................       18
 8. Dividends and Taxes  ..............................       19
 9. Management of the Fund  ...........................       22
10. Investment Advisor  ...............................       22
11. Administrator  ....................................       23
12. Distributor  ......................................       24
13. Custodian, Transfer Agent, Accounting Services  ...       25
14. Performance Information  ..........................       25
15. General Information  ..............................       27

---------------------------------------------------------------------------

 No person has been authorized to give any information or to make representations not contained in this Prospectus and, if given or made, such information must not be relied upon as having been authorized by the Fund or its distributor. This Prospectus does not constitute an offering by the Fund or by its distributor in any jurisdiction in which such offering may not lawfully be made. Shares may be offered only to residents of those states in which such shares are eligible for purchase.

---------------------------------------------------------------------------

--------------------------------------------------------------------------
1. Fund Expenses
 ..........................................................................

SHAREHOLDER TRANSACTION EXPENSES:
 (as a percentage of offering price)

--------------------------------------------------------------------------

Maximum Sales Charge Imposed on Purchases  ..............     4.50%*
Maximum Sales Charge Imposed on Reinvested Dividends  ...      None
Deferred Sales Charge  ..................................      None*

--------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (NET OF FEE WAIVERS):
 (as a percentage of average daily net assets)
--------------------------------------------------------------------------

Management Fees (net of fee waivers)  .............    .27%**
12b-1 Fees  .......................................    .25%
Other Expenses (net of fee waivers)  ..............    .38%**
                                                      --------
Total Fund Operating Expenses (net of fee waivers)     .90%**

--------------------------------------------------------------------------
 * Purchases of $1 million or more are not subject to an initial sales charge, however, a contingent deferred sales charge of .50% may be imposed on such purchases. (See "How to Invest in the Fund -- Offering Price.")
** The Fund's investment advisor and administrator intend, but are not obligated, to waive their fees proportionately to the extent required so that Total Fund Operating Expenses do not exceed .90% of the Fund's average net assets. Absent fee waivers, Management Fees would be .40%, Other Expenses (including administration fees) would be .45%, and Total Fund Operating Expenses would be 1.10%, respectively, of the Fund's average net assets.

   Example:

 You would pay the following expenses on a
  $1,000 investment, assuming (1) 5%
  annual return and (2) redemption at the
  end of each time period:                    1 year       3 years        5 years       10 years
 -----------------------------------------   ----------   -----------    -----------   ------------
                                                $54           $73           $94           $156

* The example is based on Total Fund Operating Expenses, net of fee waivers. Absent fee waivers, expenses would be higher.

   THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of the foregoing table is to describe the various costs and expenses that an investor in the Fund will bear directly and indirectly. A person who purchases Class A Shares through a financial institution may be charged separate fees by the financial institution. (For more complete descriptions of the various costs and expenses, see "How to Invest in the Fund -- Offering Price", "Investment Advisor", "Administrator" and "Distributor.") The Expenses and Example appearing in the table above are based on the Fund's expenses for the fiscal year ended October 31, 1995 which, net of fee waivers, were .90% of its average net assets.

   The rules of the SEC require that the maximum sales charge (in the Class A Shares' case, 4.50% of the offering price) be reflected in the above table. However, certain investors may qualify for reduced sales charges (see "How to Invest in the Fund -- Offering Price"). Due to the continuous nature of Rule 12b-1 fees, long-term shareholders of the Fund may pay more than the equivalent of the maximum front-end sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

--------------------------------------------------------------------------
2. Financial Highlights

   The Fund was organized as a corporation under the laws of the State of Maryland on January 5, 1990 and commenced operations on February 26, 1990. The Fund commenced offering the Class A Shares on October 23, 1990. The Fund has offered another class of shares (ISI Class Shares) since February 26, 1990. The financial highlights included in this table are a part of the Fund's financial statements for the periods indicated and have been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The financial statements and financial highlights for the fiscal year ended October 31, 1995 and the report thereon of Coopers & Lybrand L.L.P. are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended October 31, 1995, which can be obtained at no charge by calling the Fund at (800) 767-FLAG.

(For a Share outstanding throughout each period)

------------------------------------------------------------------------------

                                                                                              For the Period
                                                                                            February 26, 1990
                                                 Year Ended October 31,                          Through
                                 1995        1994         1993        1992        1991       October 31, 1990
                               ---------   ---------    ---------   ---------   ---------   ------------------
Per Share Operating
  Performance:
   Net asset value at
     beginning of period          $9.81      $11.10      $10.31      $10.36        $9.99          $10.00
Income from Investment
   Operations:
   Net investment income           0.48        0.46        0.50        0.50         0.57            0.38
   Net realized and
     unrealized gain/(loss)
     on investments                0.98       (1.15)       0.94        0.22         0.49           (0.02)
   Total from Investment
     Operations                    1.46       (0.69)       1.44        0.72         1.06            0.36
                                 ------      ------      ------      ------       ------          ------
Less Distributions:
   Dividends from net
     investment income
     and net realized
     short-term gains             (0.54)      (0.56)      (0.61)      (0.65)       (0.69)          (0.37)
   Distributions from net
     realized long-term
     gains                        (0.08)      (0.04)      (0.04)      (0.12)          --              --
                                 ------      ------      ------      ------       ------          ------
   Total Distributions            (0.62)      (0.60)      (0.65)      (0.77)       (0.69)          (0.37)
                                 ------      ------      ------      ------       ------          ------
Net asset value at end
   of period                     $10.65       $9.81      $11.10      $10.31       $10.36           $9.99
                                 ======      ======      ======      ======       ======          ======
Total Return:*
   Flag Investors Class A
     Shares                       15.42%      (6.49)%     14.36%       6.06%       10.85%           1.21%**
   ISI Class Shares               15.42%      (6.49)%     14.36%       6.06%       10.85%           3.78%
Ratios to Average Net
   Assets:
   Expenses(2)                     0.90%       0.90%       0.90%       0.90%        0.90%           0.90%(1)
   Net investment income(3)        4.72%       4.37%       4.38%       4.78%        5.57%           6.12%(1)
Supplemental Data:
   Net assets at end of
     period (000):
     Flag Investors Class A
        Shares                  $45,980     $49,903     $53,486     $45,536      $38,491          $5,698
     ISI Class Shares           $86,292     $83,607     $88,378     $51,420      $20,053         $17,290
   Portfolio turnover rate           55%         37%         68%         95%          86%             99%

----------------
 * Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
** Flag Investors Class A Shares commenced operations on October 23, 1990.
(1) Annualized.
(2) Without the waiver of advisory and administration fees, the ratio of expenses to average net assets would have been 1.10%, 1.11%, 1.14%, 1.27%, 1.47% and 1.92% for the periods ended October 31, 1995, 1994,
    1993, 1992, 1991 and 1990, respectively.
(3) Without the waiver of advisory and administration fees, the ratio of net investment income to average net assets would have been 4.52%, 4.16%, 4.14%, 4.41%, 4.99% and 5.11% for the periods ended October 31, 1995,
    1994, 1993, 1992, 1991 and 1990, respectively.

---------------------------------------------------------------------------
 3. Investment Program
 ...........................................................................

INVESTMENT OBJECTIVE, POLICIES AND RISK
CONSIDERATIONS

   The investment objective of the Fund is a high level of total return with relative stability of principal, and secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations ("Municipal Obligations"). Municipal Obligations include securities of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax in the opinion of bond counsel for the issuer. Under normal market conditions, the Fund will invest at least 80% of its net assets in Municipal Obligations. This policy is fundamental and may be changed only by a majority vote of shareholders. The Fund does not currently intend to acquire Municipal Obligations that are subject to alternative minimum tax but may so invest up to 20% of its net assets. Any capital gains from investments in Municipal Obligations will not be exempt from federal income tax. (See "Dividends and Taxes -- Tax Treatment of Dividends and Distributions.") There can be no assurance that the Fund will achieve its investment objective.


   The Fund will invest at least 75% of its portfolio of Municipal Obligations in securities rated, on the date of investment, A1 or higher (in the case of municipal bonds) and higher than MIG 3 (in the case of municipal notes) by Moody's Investors Service, Inc. ("Moody's") or rated A+ or higher (in the case of municipal bonds) and higher than SP-2 (in the case of municipal notes) by Standard & Poor's Ratings Group ("S&P") or, if unrated, of comparable quality as determined by the Fund's investment advisor under criteria approved by the Board of Directors. The Fund may invest up to 25% of its portfolio of Municipal Obligations in securities rated A (in the case of municipal bonds) or MIG 3 (in the case of municipal notes) by Moody's or rated A (in the case of municipal bonds) or SP-2 (in the case of municipal notes) by S&P or, if unrated, of comparable quality as determined by the investment advisor under criteria approved by the Board of Directors.


   Even under normal circumstances the Fund may invest to a limited extent in taxable obligations depending on market conditions. These obligations may include U.S. Government and agency, bank and corporate securities and repurchase agreements collateralized by such securities. For temporary defensive purposes, the Fund may invest without limit in short-term obligations of these types. The Fund may also invest in financial futures, "when-issued" securities, standby commitments of brokers, dealers or banks and variable and floating rate demand obligations. These investment practices, which may involve certain special risks, are described below. The Fund's investment objective may be changed only by the affirmative vote of a majority of the outstanding shares of all classes of the Fund.

 .............................................................................
SELECTION OF INVESTMENTS

   The Fund's investment advisor is International Strategy and Investment Inc. ("ISI" or the "Advisor" -- see "Investment Advisor"). ISI buys and sells securities for the Fund's portfolio with a view toward, first, a high level of total return with relative stability of principal and, second, high current income that is federally tax exempt. Therefore, in addition to yield, the potential for capital gains and appreciation resulting from possible changes in interest rates will be a consideration in selecting investments. While income distributions to shareholders will generally be tax exempt, distributions of capital gains will be taxable. Accordingly, to the extent the Fund achieves its investment objective, a larger portion of its distribution will be taxable than would be the case if the Fund placed a greater emphasis on earning tax exempt income. (See "Investment Program -- Taxable Investments" and "Dividends and Taxes -- Tax Treatment of Dividends and Distributions.") ISI will be free to take full advantage of the entire range of maturities offered by Municipal Obligations and may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Thus, at certain times the average maturity of the portfolio may be relatively short (under five years, for example) and at other times may be relatively long (in the 20-30 year range, for example). In determining which direction interest rates are likely to move, the Advisor relies on the economic analysis made by its chairman, Edward S. Hyman. There is no assurance that such economic analysis will accurately predict interest rate trends or that the portfolio strategies based on Mr. Hyman's economic analysis will be effective.

 .............................................................................
SPECIAL RISK CONSIDERATIONS

   As with other debt securities, the value of Municipal Obligations changes as interest rates fluctuate. Changes in the value of portfolio securities will not affect interest income from those securities but will be reflected in the Fund's net asset value. Thus, a decrease in interest rates will generally result in an increase in the value of the Shares. Conversely, during periods of rising interest rates, the value of the Shares will generally decline. The magnitude of these fluctuations will generally be greater at times when the average maturity of the Fund's portfolio securities is longer.

 .............................................................................
PURCHASE OF WHEN-ISSUED SECURITIES

   New issues of Municipal Obligations are usually offered on a when-issued basis, which means that delivery and payment for such Municipal Obligations normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time the purchase commitment is entered into, although no interest on such security accrues to the Fund prior to payment and delivery. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. Additional cash or liquid debt securities will be added to the account when necessary. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The securities so purchased or sold are subject to market fluctuation so, at the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in Municipal Obligations purchased on a when-issued basis.

 ............................................................................
STAND-BY COMMITMENTS

   The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker, dealer or bank is obligated to repurchase, at the Fund's option, specified securities in the Fund's portfolio at a specified price. In this respect, stand-by commitments are comparable to put options and thus the Fund's ability to enforce such obligations is subject to the risk that the seller of the commitment may default on its obligations. The Fund will acquire stand-by commitments as a means of changing the average maturity of its portfolio in response to expected changes in market interest rates.

   The Fund anticipates that stand-by commitments will generally be available from brokers, dealers and banks without the payment of any direct or indirect consideration, but the Fund may have to pay for stand-by commitments, thus increasing the cost of acquiring and holding the underlying security and similarly decreasing such security's yield. Gains realized in connection with stand-by commitments will be taxable.

 ..............................................................................
VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS

   The Fund may purchase floating and variable rate demand notes and bonds, which are tax-exempt obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal either at any time or at specified intervals. The interest rates on these obligations fluctuate from time to time in response to changes in the market interest rates. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem will be dependent on the ability of the borrower to pay principal and interest on demand. Each demand note and bond purchased by the Fund will meet the quality criteria established for the purchase of other Municipal Obligations. The Advisor, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the Fund's portfolio. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. The Fund will not invest more than 10% of its net assets in floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.

 .............................................................................
FUTURES CONTRACTS

   The Fund may purchase and sell U.S. exchange traded futures contracts on bond indices ("Futures Contracts"). At the same time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). The initial deposit varies but may be as low as 5% or less of the value of the contract. Daily thereafter, the Futures Contract is valued and the payment of "variation margin" may be required, so each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. A Futures Contract based on a municipal bond index provides for a cash payment equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into times a fixed index "multiplier." The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index, and its composition is changed periodically.

   These instruments will be used only to protect against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the Futures Contract and may realize a loss on the Futures Contract in excess of any corresponding gain in the hedged portfolio positions. Futures transactions involve other risks as well. For example, a lack of correlation between the index and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses on the Futures Contract in excess of any corresponding gain in the hedged portfolio positions. In addition, there can be no assurance that a liquid secondary market will exist for any Futures Contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses on the Futures Contract in excess of any corresponding gain in the hedged portfolio positions.

   Regulations of the Commodity Futures Trading Commission (the "CFTC") require that the Fund enter into transactions in Futures Contracts for hedging purposes only, or that in the case of long positions in Futures Contracts, an alternative test be satisfied, in order to assure that the Fund will not be deemed to be a "commodity pool" as defined in CFTC regulations. In addition, under CFTC rules the Fund may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on existing Futures Contracts would exceed 5% of the Fund's total assets. In addition, the Fund will not enter into Futures Contracts if obligations under all Futures Contracts would amount to more than 30% of its total assets.


   Gains recognized from futures transactions engaged in by the Fund are taxable income to shareholders. The Fund reserves the right to invest in other types of financial futures without obtaining prior shareholder approval.

 ............................................................................
REPURCHASE AGREEMENTS

   The Fund may agree to purchase U.S. Treasury Securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. U.S. Treasury Securities include Treasury bills, Treasury notes, Treasury bonds and Separate Trading of Registered Interest and Principal of Securities ("STRIPS"), all of which are direct obligations of the U.S. Government and are supported by the full faith and credit of the United States. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board of Directors under criteria established with the assistance of the Advisor. Default by the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

 .............................................................................
TAXABLE INVESTMENTS

   Although the Fund intends, to the extent feasible but subject to market conditions, to invest up to 100% of its assets in tax exempt Municipal Obligations, it may invest, from time to time, in securities, the interest on which is subject to federal income tax. The Fund may make such investments
(a) pending investment of proceeds from sales of Fund shares or portfolio securities in tax-exempt securities, (b) pending settlement of purchases of portfolio securities, (c) to maintain liquidity for meeting anticipated redemptions, or (d) when in the Advisor's opinion it is advisable because of adverse conditions affecting the market for Municipal Obligations. The taxable investments in which the Fund may invest consist of U.S. Treasury Securities and repurchase agreements fully collateralized by U.S. Treasury Securities (collectively, the "Taxable Investments"). The Fund may invest up to 20% of its net assets in Taxable Investments. The Fund may earn taxable income from other sources. Dividends paid by the Fund that are attributable to interest earned from Taxable Investments and to taxable income from other investments will be taxable to investors. (See "Dividends and Taxes -- Tax Treatment of Dividends and Distributions.")

 .............................................................................
SIZE OF FUND

   The Fund currently intends to limit the size of the Fund and to accept share purchases only from existing shareholders at such time as the assets of the Fund are in excess of $200 million but less than $250 million, and thereafter not to accept any share purchases other than dividend reinvestments.

-----------------------------------------------------------------------------
4. Investment Restrictions

   The Fund's investment program is subject to a number of restrictions which reflect both self-imposed standards and federal and state regulatory limitations. The investment restrictions recited below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Accordingly, the Fund will not:

1) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for this purpose, the U.S. Government or any state or local government or their agencies and instrumentalities are not considered to be an industry);

2) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer (for this purpose, the U.S. Government or its agencies and instrumentalities are not considered to be an issuer and, in the case of Municipal Obligations, the public or private entity ultimately responsible for payment of principal and interest on the security is considered to be the issuer);

3) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equalling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities; or

4) Invest more than 10% of its total assets in illiquid securities, including repurchase agreements with maturities of greater than seven days and floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.

   The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

-----------------------------------------------------------------------------
5. How to Invest in the Fund


   Class A Shares may be purchased from Alex. Brown & Sons Incorporated ("Alex. Brown"), 135 East Baltimore Street, Baltimore, Maryland 21202 or through any securities dealer which has entered into a dealer agreement with Alex. Brown ("Participating Dealers") or through any financial institution which has entered into a shareholder servicing agreement with the Fund ("Shareholder Servicing Agents"). Class A Shares may also be purchased by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price (including any applicable front-end sales charge), to the address shown on the Application Form.


   The minimum initial investment is $2,000, except that the minimum initial investment for shareholders of any other Flag Investors fund or class is $500 and the minimum initial investment for participants in the Fund's Automatic Investing Plan is $250. Each subsequent investment must be at least $100, except that the minimum subsequent investment under the Fund's Automatic Investing Plan is $250 for quarterly investments and $100 for monthly investments. (See "Purchases Through Automatic Investing Plan" below.) Orders for purchases of Class A Shares are accepted on any day on which the New York Stock Exchange is open for business ("Business Day").


   The Fund reserves the right to suspend the sale of Class A Shares at any time at the discretion of Alex. Brown. Purchase orders for Class A Shares will be executed at a per share purchase price equal to the net asset value next determined after receipt of the purchase order plus any applicable front-end sales charge (the "Offering Price") on the date such net asset value is determined (the "Purchase Date"). Purchases made by mail must be accompanied by payment of the Offering Price. Purchases made through Alex. Brown or a Participating Dealer or Shareholder Servicing Agent must be in accordance with such entity's payment procedures. Alex. Brown may, in its sole discretion, refuse to accept any purchase order.

   The net asset value per share is determined once daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing all assets held by the Fund, deducting all liabilities, including liabilities attributable to that specific class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities are given their market value where feasible based on quotations furnished by a pricing service approved by the Board of Directors. Options and futures are valued at the settlement price, or if no sales are reported, at the average of the last reported bid and asked prices. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Debt obligations with maturities of 60 days or less are valued at amortized cost which constitutes fair value as determined by the Fund's Board of Directors.

 .............................................................................
OFFERING PRICE

   Class A Shares may be purchased from Alex. Brown, Participating Dealers or Shareholder Servicing Agents at the Offering Price, which includes a sales charge which is calculated as a percentage of the Offering Price and decreases as the amount of purchase increases, as shown below:

                                     Sales Charge
                                   as Percentage of                 Dealer
                            ------------------------------        Retention
                               Offering        Net Amount       as Percentage of
Amount of Purchase             Price           Invested         Offering Price
 ------------ ............   ------------   --------------    -------------------
Less than    $ 50,000  ...         4.50%        4.71%               4.00%
$   50,000 - $ 99,999  ...         3.50%        3.63%               3.00%
$  100,000 - $249,999  ...         2.50%        2.56%               2.00%
$  250,000 - $499,999  ...         2.00%        2.04%               1.50%
$  500,000 - $999,999  ...         1.50%        1.52%               1.25%
$1,000,000 and over  .....         None*        None*               None*
---------------------------------------------------------------------------------

* Purchases of $1 million or more may be subject to a contingent deferred sales charge. (See below.) The distributor may make payments to dealers in the amount of .50% of the Offering Price.

   A shareholder who purchases additional Class A Shares may obtain reduced sales charges, as set forth in the table above, through a right of accumulation. In addition, an investor may obtain reduced sales charges as set forth above through a right of accumulation of purchases of Class A Shares and purchases of shares of other Flag Investors funds with the same sales charge and purchases of shares of Flag Investors Intermediate-Term Income Fund, Inc. and Flag Investors Maryland Intermediate Tax Free Income Fund, Inc. (the "Intermediate Funds"). The applicable sales charge will be determined based on the total of (a) the shareholder's current purchase plus

(b) an amount equal to the then current net asset value or cost, whichever is higher, of all Class A Shares and of all Flag Investors shares described above and any Flag Investors Class D shares held by the shareholder. To obtain the reduced sales charge through a right of accumulation, the shareholder must provide Alex. Brown, either directly or through a Participating Dealer or Shareholder Servicing Agent, as applicable, with sufficient information to verify that the shareholder has such a right. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

   The term "purchase" refers to an individual purchase by a single purchaser, or to concurrent purchases, which will be aggregated, by a purchaser, the purchaser's spouse and their children under the age of 21 years purchasing Class A Shares for their own account.


   An investor may also obtain the reduced sales charges shown above by executing a written Letter of Intent which states the investor's intention to invest at least $50,000 within a 13-month period in Class A Shares. Each purchase of Class A Shares under a Letter of Intent will be made at the Offering Price applicable at the time of such purchase to the full amount indicated on the Letter of Intent. A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the full amount. Class A Shares purchased with the first 5% of the full amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not invested. Such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrowed shares will be released. An investor who wishes to enter into a Letter of Intent in conjunction with an investment in Class A Shares may do so by completing the appropriate section of the Application Form attached to this Prospectus.

   No sales charge will be payable at the time of purchase on investments of $1 million or more of Class A Shares. However, a contingent deferred sales charge may be imposed on such investments in the event of a redemption within 24 months following the purchase, at the rate of .50% on the lesser of the value of the Class A Shares redeemed or the total cost of such shares. No contingent deferred sales charge will be imposed on purchases of $3 million or more of Class A Shares redeemed within 24 months of purchase if the Participating Dealer and Alex. Brown have entered into an agreement under which the Participating Dealer agrees to return any payments received on the sale of such shares. In determining whether a contingent deferred sales charge is payable, and, if so, the amount of the charge, it is assumed that Class A Shares not subject to such charge are the first redeemed followed by other Class A Shares held for the longest period of time.

   The Fund may sell Class A Shares at net asset value (without sales charge) to the following: (i) banks, bank trust departments, registered investment advisory companies, financial planners and broker-dealers purchasing Class A Shares on behalf of their fiduciary and advisory clients, provided such clients have paid an account management fee for these services (investors may be charged a fee if they effect transactions in Fund shares through a broker or agent); (ii) participants in a Flag Investors fund payroll savings plan program; (iii) investors who have redeemed Class A Shares, or shares of any other mutual fund in the Flag Investors family of funds with the same sales charges, or who have redeemed shares of the Intermediate Funds which they had held for at least 24 months prior to redemption, in an amount that is not more than the total redemption proceeds, provided that the purchase is within 90 days after the redemption; and (iv) current or retired Directors of the Fund and directors and employees (and their immediate families) of ISI, Alex. Brown, Participating Dealers and their respective affiliates.

   Class A Shares may also be purchased through a Systematic Purchase Plan. An investor who wishes to take advantage of such a plan should contact Alex. Brown or a Participating Dealer or Shareholder Servicing Agent.


 ............................................................................
PURCHASES BY EXCHANGE

   As permitted pursuant to any rule, regulation or order promulgated by the SEC, shareholders of other Flag Investors funds may exchange their Class A shares of those funds for an equal dollar amount of Class A Shares. Except as provided below, Class A Shares issued pursuant to this offer will not be subject to the sales charges described above or any other charge. Shareholders of Flag Investors Cash Reserve Prime Class A Shares may exchange into Class A Shares upon payment of the difference in sales charges, as applicable.


   When a shareholder acquires Class A Shares through an exchange from another fund in the Flag Investors family of funds, the Fund will combine the period for which the original shares were held prior to the exchange with the holding period of the Class A Shares acquired in the exchange for purposes of determining what, if any, contingent deferred sales charge is applicable upon a redemption of any such shares. Shareholders of the Intermediate Funds may exchange into Class A Shares upon payment of the difference in sales charges, as applicable, except that the exchange will be made at net asset value if the shares of such funds have been held for more than 24 months.

   The net asset value of shares purchased and redeemed in an exchange request received on a Business Day will be determined on the same day, provided that the exchange request is received prior to 4:00 p.m. (Eastern
Time). Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.


   Shareholders of any mutual fund not affiliated with the Fund who have paid a sales charge may exchange shares of such fund for an equal dollar amount of Class A Shares by submitting to Alex. Brown or a Participating Dealer the proceeds of the redemption of such shares, together with evidence of the payment of a sales charge and the source of such proceeds. Class A shares issued pursuant to this offer will not be subject to the sales charges described above or any other charge.

   The exchange privilege with respect to other Flag Investors funds may also be exercised by telephone. (See "Telephone Transactions" below.) The exchange privilege may be exercised only in those states where the class of shares of such other funds may legally be sold. Investors should receive and read the applicable prospectus prior to tendering shares for exchange. The Fund may modify or terminate this offer of exchange at any time upon 60 days' prior written notice to the shareholder.

 ............................................................................
PURCHASES THROUGH AUTOMATIC INVESTING PLAN


   Shareholders may purchase Class A Shares regularly by means of an Automatic Investing Plan with a pre-authorized check drawn on their checking accounts. Under this plan, the shareholder may elect to have a specified amount invested monthly or quarterly in Class A Shares. The amount specified will be withdrawn from the shareholder's checking account using the pre-authorized check and will be invested in Class A Shares at the applicable Offering Price determined on the date the amount is available for investment. Participation in the Automatic Investing Plan may be discontinued either by the Fund or the shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investing Plan may do so by completing the appropriate section of the Application Form attached to this Prospectus.

 .............................................................................
DIVIDEND REINVESTMENT PLAN

  Shareholders may elect to have their distributions (capital gains and/or dividend income) paid by check or reinvested in additional Class A Shares. A shareholder who wishes to enroll in the Dividend Reinvestment Plan should check the appropriate box on the Application Form or call (800) 553-8080 for additional information.

  Alternately, shareholders may have their distributions invested in Class A shares of other funds in the Flag Investors family of funds or in shares of the Intermediate Funds. Shareholders who are interested in this option should call
(800) 553-8080 for additional information.

   Reinvestments of distributions will be effected without a sales charge.


-----------------------------------------------------------------------------
6. How to Redeem Shares

   Shareholders may redeem all or part of their investment on any Business Day by transmitting a redemption order through Alex. Brown, a Participating Dealer, a Shareholder Servicing Agent or by regular or express mail to the Fund's transfer agent (the "Transfer Agent"). Shareholders may also redeem Class A Shares by telephone (in amounts up to $50,000). (See "Telephone Transactions" below.) A redemption order is effected at the net asset value per share (reduced by any applicable contingent deferred sales charge) next determined after receipt of the order (or, if stock certificates have been issued for the Class A Shares to be redeemed, after the tender of the stock certificates for redemption). Redemption orders received after 4:00 p.m. (Eastern Time) will be effected at the net asset value next determined on the following Business Day. Payment for redeemed Class A Shares will be made by check and will be mailed within seven days after receipt of a duly authorized telephone redemption request or of a redemption order fully completed and, as applicable, accompanied by the documents described below:

1) A letter of instructions, specifying the shareholder's account number with a Participating Dealer or Shareholder Servicing Agent, if applicable, and the number of Class A Shares or dollar amount to be redeemed, signed by all owners of the Class A Shares in the exact names in which their account is maintained;

2) For redemptions in excess of $50,000, a guarantee of the signature of each registered owner by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association;

3) If Class A Shares are held in certificate form, stock certificates either properly endorsed or accompanied by a duly executed stock power for Class A Shares to be redeemed; and

4) Any additional documents required for redemption by corporations, partnerships, trusts or fiduciaries.

   Dividends payable up to the date of redemption of Class A Shares will be paid on the next dividend payable date. If all of the Class A Shares in a shareholder's account have been redeemed on a dividend payable date, the dividend will be remitted by check to the shareholder.

   The Fund has the power, under its Articles of Incorporation, to redeem shareholder accounts amounting to less than $500 (as a result of redemptions) upon 60 days' written notice.

 ............................................................................
SYSTEMATIC WITHDRAWAL PLAN

   Shareholders who hold Class A Shares having a value of $10,000 or more may arrange to have a portion of their Class A Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Such payments are drawn from income dividends, and, to the extent necessary, from share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). If redemptions continue, a shareholder's account may eventually be exhausted. Because share purchases include a sales charge that will not be recovered at the time of redemption, a shareholder should not have a withdrawal plan in effect at the same time he is making recurring purchases of Class A Shares. A shareholder who wishes to enroll in the Systematic Withdrawal Plan may do so by completing the appropriate section of the Application Form attached to this Prospectus.

----------------------------------------------------------------------------
7. Telephone Transactions

   Shareholders may exercise the exchange privilege with respect to other Flag Investors funds, or redeem Class A Shares in amounts up to $50,000, by notifying the Transfer Agent by telephone at (800) 553-8080 on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) or by regular or express mail at its address listed under "Custodian, Transfer Agent, Accounting Services." Telephone transaction privileges are automatic. Shareholders may specifically request that no telephone redemptions or exchanges be accepted for their accounts. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

   A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value (less any applicable contingent deferred sales charge on redemptions) as determined on the next Business Day.


   The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied instructions of such transaction requests. The Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if either of them does not employ these procedures. If these procedures are employed, neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. During periods of extreme economic or market changes, shareholders may experience difficulty in effecting telephone transactions. In such event, requests should be made by regular or express mail. Class A Shares held in certificate form may not be exchanged or redeemed by telephone. (See "How to Invest in the Fund -- Purchases by Exchange" and "How to Redeem Shares.")

-----------------------------------------------------------------------------
8. Dividends and Taxes
 .............................................................................
DIVIDENDS AND DISTRIBUTIONS

   The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of monthly dividends. The Fund may distribute to shareholders any net capital gains (the excess of net long-term capital gains over net short-term capital losses) on an annual basis or, alternatively, may elect to retain such net capital gains and pay tax thereon.


   Unless the shareholder elects otherwise, all income and capital gains distributions will be reinvested in additional Class A Shares at net asset value. Shareholders may elect to terminate automatic reinvestment by giving written notice to the Transfer Agent (see "Custodian, Transfer Agent, Accounting Services"), either directly or through their Participating Dealer or Shareholder Servicing Agent, at least five days before the next date on which dividends or distributions will be paid.

 .............................................................................
TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

   The following is only a general summary of certain federal tax considerations affecting the Fund and the shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning.

   The following summary is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. The Statement of Additional Information sets forth further information concerning taxes.


   The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders. The Fund also intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.


   The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consists of obligations the interest on which is exempt from federal income tax.


   As long as this and certain other requirements are met, dividends derived from the Fund's net tax-exempt interest income will be "exempt-interest dividends" that are excluded from the gross income of the Fund's shareholders for federal income tax purposes. Exempt-interest dividends may, however, have collateral federal income tax consequences, including alternative minimum tax consequences. Furthermore, the Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed with industrial development bonds or private activity bonds (or related parties to "substantial users"). (See the Statement of Additional Information.)

   Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt interest dividends.

   Distributions to shareholders of net investment income of the Fund that is not tax-exempt interest and of net short-term capital gains of the Fund will be taxable to shareholders as ordinary income, whether such distributions are received in cash or in additional Class A Shares.

   Distributions to shareholders of net capital gains of the Fund are taxable to shareholders as long-term capital gains, whether received in cash or additional Class A Shares, and regardless of how long a shareholder has held the shares. Shareholders will be advised annually as to the federal income tax status of distributions made during the year.

   Ordinarily, shareholders will include all dividends declared by the Fund as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholders and paid by the Fund in the year in which the dividends were declared.


   The sale, exchange or redemption of Class A Shares is a taxable event for the shareholder.

   Any gain or loss recognized on a sale, exchange or redemption of Class A Shares by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the Class A Shares have been held for more than twelve months and otherwise will be generally treated as a short-term capital gain or loss. Any loss recognized by a shareholder upon the sale or redemption of Class A Shares held for six months or less, however, will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such Shares. If Class A Shares on which a capital gains distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long term capital loss to the extent of the capital gains distribution.


   Interest on indebtedness incurred or continued by shareholders to purchase or carry Class A Shares will not be deductible for federal income tax purposes.

   The Fund may not be a suitable investment for tax-exempt shareholders and plans, because such shareholders and plans would not gain any additional benefit from the receipt of exempt-interest dividends.


   Shareholders are encouraged to consult with their tax advisors concerning the application of the rules set forth above to their particular circumstances and the application of state and local taxes to an investment in the Fund.

-----------------------------------------------------------------------------
9. Management of the Fund

   The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributor, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's officers, to Alex. Brown, as distributor of the Class A Shares, to the Advisor and to the Fund's administrator. Four Directors and all of the officers of the Fund are officers or employees of Alex. Brown, ISI or the Fund's administrator. The other Directors of the Fund have no affiliation with Alex. Brown, ISI or the Fund's administrator.

  The Fund's Directors and officers are as follows:

*Edward S. Hyman        Chairman                  Edward J. Veilleux    Vice President
*W. James Price         Vice Chairman             Brian C. Nelson       Vice President
*Richard T. Hale        Vice Chairman                                   and Secretary
*R. Alan Medaugh        Director and President    Nancy Lazar           Vice President
 James J. Cunnane       Director                  Carrie L. Butler      Vice President
 John F. Kroeger        Director                  Joseph A. Finelli     Treasurer
 Louis E. Levy          Director                  Denice De Florio      Assistant Vice
 Eugene J. McDonald     Director                                        President
 Harry Woolf            Director                  Laurie D. DePrine     Assistant Secretary

------
* Messrs. Hyman, Price, Hale and Medaugh are "interested persons" of the Fund within the meaning of Section 2(a)(19) under the Investment Company Act of 1940, as amended (the "Investment Company Act").

----------------------------------------------------------------------------
10. Investment Advisor

   ISI, a registered investment advisor, serves as investment advisor to the Fund pursuant to an investment advisory agreement dated as of April 1, 1991. ISI employs Messrs. Edward S. Hyman and R. Alan Medaugh. Due to their stock ownership, Messrs. Hyman and Medaugh may be deemed to be controlling persons of ISI. As of December 31, 1995, the Advisor had approximately $1 billion under management representing both tax-free and taxable accounts. The Advisor also acts as investment advisor to Total Return U.S. Treasury Fund, Inc. and North American Government Bond Fund, Inc., open-end investment companies with approximately $438 million of aggregate net assets as of December 31, 1995.

  For the fiscal year ended October 31, 1995, ISI received a fee (net of fee waivers) equal to .27% of the Fund's average daily net assets. ISI and the Fund's administrator, have voluntarily agreed to reduce proportionately their respective annual fees if necessary, so that the Fund's annual expenses do not exceed .90% of its average daily net assets. (See "Fund Expenses.")

The address of the Advisor is 717 Fifth Avenue, New York, New York 10022.

 ..............................................................................
PORTFOLIO MANAGERS


   Edward S. Hyman, Chairman of ISI and the Fund, and R. Alan Medaugh, President of ISI and President and a Director of the Fund, have shared direct portfolio management responsibility for the Fund since its inception. Mr. Hyman is responsible for developing the economic analysis upon which the Fund's selection of investments is based. (See "Investment Program.") Before joining ISI, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior thereto, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports which follow trends that may determine the direction of interest rates. These international and domestic reports are sent to ISI's private institutional clients in the United States and overseas. The periodical Institutional Investor, which rates analysts and economists on an annual basis has rated Mr. Hyman as its "first team" economist, which is its highest rating, in each of the last sixteen years.


   Mr. Medaugh is responsible for day-to-day portfolio management. Prior to joining ISI, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and prior thereto Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led their Fixed-Income Department which managed $5 billion of international fixed income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.

-----------------------------------------------------------------------------
11. Administrator

   Investment Company Capital Corp. ("ICC"), 135 East Baltimore Street, Baltimore, Maryland 21202, a wholly-owned subsidiary of Alex. Brown, provides administration services to the Fund.

   ICC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which the shares are distributed and oversight of the relationship between the Fund and its other service providers. For its services as administrator of the Fund for the fiscal year ended October 31, 1995, ICC received a fee (net of fee waivers) equal to .13% of the Fund's average daily net assets. ICC and ISI have voluntarily agreed to reduce proportionately their respective annual fees if necessary, so that the Fund's annual expenses do not exceed .90% of its average daily net assets. (See "Fund Expenses.")


   ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent, Accounting Services.")

-----------------------------------------------------------------------------
12. Distributor

   Alex. Brown acts as distributor of the Class A Shares. Alex. Brown is an investment banking firm which offers a broad range of investment services to individual, institutional, corporate and municipal clients. It is a wholly-owned subsidiary of Alex. Brown Incorporated which has engaged directly and through subsidiaries and affiliates in the investment business since 1800. Alex. Brown is a member of the New York Stock Exchange and other leading securities exchanges. Headquartered in Baltimore, Maryland, Alex. Brown has offices throughout the United States and, through subsidiaries, maintains offices in London, England, Geneva, Switzerland and Tokyo, Japan.


   The Fund has adopted a Distribution Plan for the Class A Shares pursuant to Rule 12b-1 under the Investment Company Act (the "Plan"). As compensation for its services for the fiscal year ended October 31, 1995, Alex. Brown received a fee equal to .25% of the Class A Shares' average daily net assets. Alex. Brown expects to allocate on a proportional basis most of its annual fee to its investment representatives or up to all of its fee to selected Participating Dealers as compensation for their ongoing shareholder services, including processing redemption and sale requests and responding to shareholder inquiries.


   In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which Alex. Brown will allocate on a proportional basis up to all of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Such financial institutions may impose separate fees in connection with these services and investors should review this Prospectus in conjunction with any such institution's fee schedule. Amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to Alex. Brown under the Plan.


   Payments under the Plan are made as described above regardless of Alex. Brown's actual cost of providing distribution services and may be used to pay Alex. Brown's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Class A Shares is less than .25% of the average daily net assets invested in Class A Shares for any period, the unexpended portion of the distribution fee may be retained by Alex. Brown. Alex. Brown will from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel) to Participating Dealers.

-----------------------------------------------------------------------------
13. Custodian, Transfer Agent,
    Accounting Services


   PNC Bank, National Association ("PNC Bank"), a national banking association with offices at Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, acts as custodian of the Fund's assets. Investment Company Capital Corp., 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080) is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services for the fiscal year ended October 31, 1995, ICC received from the Fund a fee equal to .05% of the Fund's average daily net assets. (See the Statement of Additional Information.) ICC also serves as the Fund's administrator.


-----------------------------------------------------------------------------
14. Performance Information

   From time to time, the Fund may advertise its performance, including comparisons with other mutual funds with similar investment objectives and to relevant indices. All such advertisements will show the average annual total return, net of the Fund's maximum sales charge, over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value, net of the maximum sales charge and other fees, according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation.

   The Fund may also advertise yield and tax-equivalent yield quotations. Any yield quotation of the Fund is based on the annualized net investment income per share of the Fund over a 30 day period. The yield for the Fund is calculated by dividing the net investment income per share of the Fund earned during the period by the maximum offering price per share of the Fund on the last day of that period. The resulting figure is then annualized. The Fund's yield calculations assume a maximum sales charge of 4.50% for the Class A Shares. The Fund's taxable-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after tax equivalent of the Fund's yield. In calculating taxable-equivalent yield, the Fund assumes certain tax brackets for shareholders.


   If the Fund compares its performance to other funds or to relevant indices, its performance will be stated in the same terms in which such comparative data and indices are stated.

   The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Lehman Brothers Municipal Bond Index, the Consumer Price Index, the return on 90 day U.S. Treasury Bills, long-term U.S. Treasury bonds, bank certificates of deposit, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. The Fund may also use total return performance data as reported in the following national financial and industry publications that monitor the performance of mutual funds: Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal. For these purposes, the performance of the Fund, as well as the performance of such indices, may not reflect sales charges, the inclusion of which would reduce performance results.


   Performance will fluctuate, and any statement of performance should not be considered as representative of the future performance of the Fund. Shareholders should remember that performance is generally a function of the type and quality of investments held by the Fund, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts through which Class A Shares may be purchased, although not included in calculations of performance, will reduce performance results.

----------------------------------------------------------------------------
15. General Information
 ............................................................................
CAPITAL SHARES


   The Fund is a Maryland corporation, authorized to issue forty million shares of capital stock, with a par value of $.001 per share. Shares of the Fund have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding shares of capital stock voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its portion of the Fund's assets after all debts and expenses have been paid. The fiscal year end of the Fund is October 31.

   The Board of Directors of the Fund is authorized to establish additional "series" of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "Flag Investors Managed Municipal Fund Class A Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have another class of shares in addition to the shares offered hereby, "ISI Managed Municipal Fund Shares." Shares of that class are sold through broker-dealers and have similar 12b-1 fees and front-end sales charges as the Class A Shares. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Class A Shares. All classes of the Fund share a common investment objective, portfolio and advisory fee, but the classes may have different distribution expenses and sales charges and, accordingly, performance may differ.


 ............................................................................
ANNUAL MEETINGS

   The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

 .............................................................................
REPORTS

   The Fund furnishes shareholders with semi-annual and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, Coopers & Lybrand L.L.P.

 .............................................................................
FUND COUNSEL

   Morgan, Lewis & Bockius LLP serves as counsel to the Fund.


 .............................................................................
SHAREHOLDERS INQUIRIES

   Shareholders with inquiries concerning their shares should contact the Transfer Agent at (800) 553-8080, Alex. Brown at (800) 767-FLAG, or a Participating Dealer or Shareholder Servicing Agent, as appropriate.

             FLAG INVESTORS MANAGED MUNICIPAL FUND CLASS A SHARES
                           NEW ACCOUNT APPLICATION
-----------------------------------------------------------------------------


Make check payable to "Flag Investors Managed Municipal
Fund Class A Shares" and mail with this application to:
 Alex. Brown & Sons Incorporated/Flag Investors Funds
 P.O. Box 419426
 Kansas City, MO 64141-6426
 Attn: Flag Investors Managed Municipal Fund Class A Shares

       For assistance in completing this application please call:
       1-800-553-8080 8:30 a.m. to 5:30 p.m., Eastern Time, Monday-Friday.

       To open an IRA account, call 1-800-767-3524 to request an IRA application.

 I enclose a check for $_______ payable to "Flag Investors Managed Municipal Fund Class A Shares" for the purchase of Flag Investors Managed Municipal Fund Class A Shares. The minimum initial purchase is $2,000, except that the minimum initial purchase for shareholders of any other Flag Investors Fund or class is $500 and the minimum initial purchase for participants in the Fund's Automatic Investing Plan is $250. Each subsequent purchase requires a $100 minimum, except that the minimum subsequent purchase under the Fund's Automatic Investing Plan is $250 for quarterly purchases and $100 for monthly purchases. The Fund reserves the right not to accept checks for more than $50,000 that are not certified or bank checks.

                   YOUR ACCOUNT REGISTRATION (PLEASE PRINT)


Existing Account No., if any:_______________________


INDIVIDUAL OR JOINT TENANT

-----------------------------------------------------------------------------
First Name                              Initial             Last Name

-----------------------------------------------------------------------------
Social Security Number

-----------------------------------------------------------------------------
Joint Tenant                            Initial             Last Name

CORPORATIONS, TRUSTS, PARTNERSHIPS, ETC.

-----------------------------------------------------------------------------
Name of Corporation, Trust or Partnership

---------------------------------      --------------------------------------
Tax ID Number                          Date of Trust

-----------------------------------------------------------------------------
Name of Trustees (If to be included in the Registration)

-----------------------------------------------------------------------------
For the Benefit of

GIFTS TO MINORS

-----------------------------------------------------------------------------
Custodian's Name (only one allowed by law)

-----------------------------------------------------------------------------
Minor's Name (only one)

-----------------------------------------------------------------------------
Social Security Number of Minor

under the _______________________Uniform Gifts to Minors Act
             State of Residence


MAILING ADDRESS


-----------------------------------------------------------------------------
Street
-----------------------------------------------------------------------------
City                                             State         Zip
(    )
-----------------------------------------------------------------------------
Daytime Phone

                         LETTER OF INTENT (OPTIONAL)

[ ] I agree to the Letter of Intent and Escrow Agreement set forth in the accompanying prospectus. Although I am not obligated to do so, I intend to invest over a 13-month period in Flag Investors Managed Municipal Fund Class A Shares, as shown below, in an aggregate amount at least equal to:

   [ ] $50,000   [ ] $100,000   [ ] $250,000   [ ] $500,000   [ ] $1,000,000

-----------------------------------------------------------------------------
                       RIGHT OF ACCUMULATION (OPTIONAL)


[ ] I already own shares of the Flag Investors Fund(s) (except Class B Shares) set forth below to be applied for a reduced sales charge. List the Account numbers of other Flag Investors Funds that you or your immediate family (spouse and children under 21) already own that qualify for reduced sales charges.


    Fund Name         Account No.         Owner's Name         Relationship
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                             DISTRIBUTION OPTIONS


Please check appropriate boxes. If none of the options is selected, all distributions will be reinvested in additional Class A Shares of the Fund at no sales charge.
Income Dividends
[ ] Reinvested in additional shares
[ ] Paid in Cash

Capital Gains
[ ] Reinvested in additional shares
[ ] Paid in Cash

Call (800) 553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.


-----------------------------------------------------------------------------
                      AUTOMATIC INVESTING PLAN (OPTIONAL)

[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest $_____ for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)
Minimum Initial Investment: $250
Subsequent Investments (check one):
                [ ] Monthly ($100 minimum)
                [ ] Quarterly ($250 minimum)
-----------------------------------------------------------------------------
Bank Name

-----------------------------------------------------------------------------
Existing Flag Investors Fund Account No., if any

Please attach a voided check.

-----------------------------------------------------------------------------
Depositor's Signature                                                Date

-----------------------------------------------------------------------------
Depositor's Signature                                                Date
(if joint acct., both must sign)

-----------------------------------------------------------------------------
                     SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)


[ ] Beginning the month of _____________ , 19__ please send me checks on a monthly or quarterly basis, as indicated below, in the amount of $______, from Class A Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000.) Frequency (check one):
  [ ] Monthly
  [ ] Quarterly (January, April, July and October)


-----------------------------------------------------------------------------
                            TELEPHONE TRANSACTIONS


I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other Flag Investors Funds) unless I mark one or both of the boxes below:

No, I/we do not want
  [ ] Telephone redemption privileges
  [ ] Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:


-----------------------------------------------------------------------------
Bank:

-----------------------------------------------------------------------------
Address:

-----------------------------------------------------------------------------
Account No:

-----------------------------------------------------------------------------
Bank Account Name:

-----------------------------------------------------------------------------

                            SIGNATURE AND TAXPAYER
                                 CERTIFICATION


I have received a copy of the Fund's prospectus dated March 1, 1996. Unless the box below is checked, I certify under penalties of perjury, (1) that the number shown on this form is my correct taxpayer identification number and
(2) that I am not subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. [ ] Check here if you are subject to backup withholding.
If a non-resident alien, please indicate country of residence:

-----------------------------------------------------------------------------
I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.


-----------------------------------------------------------------------------
Signature                                                      Date

-----------------------------------------------------------------------------
Signature (if joint acct., both must sign)                     Date

For Dealer Use Only

Dealer's Name:____________________________________________ Dealer Code:________

Dealer's Address:_________________________________________ Branch Code:________

Representative:___________________________________________ Rep. No.: __________

                          MANAGED MUNICIPAL FUND, INC.
                        ISI MANAGED MUNICIPAL FUND SHARES


                                February 26, 1996


                              Cross Reference Sheet

                                                                                         Registration
                                                                                          Statement
Items Required by Form N-1A                                                                Heading
---------------------------                                                              ------------
Part A -          Information Required in a Prospectus
--------

Item 1.           Cover Page.......................................................     Cover Page

Item 2.           Synopsis.........................................................     Fund Expenses

Item 3.           Condensed Financial Information..................................     Financial Highlights

Item 4.           General Description of Registrant................................     Investment Program;
                                                                                        Investment Restrictions;
                                                                                        General Information

Item 5.           Management of the Fund...........................................     Management of the Fund;
                                                                                        Investment Advisor;
                                                                                        Administrator;
                                                                                        Distributor; Custodian,
                                                                                        Transfer Agent,
                                                                                        Accounting Services

Item 5A.          Management's Discussion of Fund Performance......................     *

Item 6.           Capital Stock and Other Securities...............................     Cover Page; Dividends
                                                                                        and Taxes; General
                                                                                        Information

Item 7.           Purchase of Securities Being Offered.............................     How to Invest in
                                                                                        the Fund; Distributor

Item 8.           Redemption or Repurchase.........................................     How to Redeem Shares

Item 9.           Pending Legal Proceedings........................................     **

---------------


* Information required by Item 5A is contained in Registrant's 1995 Annual Report to Shareholders.


**    Omitted since the answer is negative or the item is not applicable.



Part B -          Information Required in a Statement of Additional Information
--------

Item 10.          Cover Page.......................................................     Cover Page

Item 11.          Table of Contents................................................     Table of Contents

Item 12.          General Information and History..................................     General Information
                                                                                        and History

Item 13.          Investment Objectives and Policies...............................     Investment Objectives
                                                                                        and Policies

Item 14.          Management of the Fund...........................................     Management of the Fund

Item 15.          Control Persons and Principal Holders of
                  Securities.......................................................     Control Persons and
                                                                                        Principal Holders of
                                                                                        Securities

Item 16.          Investment Advisory and Other Services...........................     Investment Advisory
                                                                                        and Other Services;
                                                                                        Custodian, Transfer
                                                                                        Agent, Accounting
                                                                                        Services; Independent
                                                                                        Accountants

Item 17.          Brokerage Allocation.............................................     Portfolio Transactions


Item 18.          Capital Stock and Other Securities...............................     Capital Shares;
                                                                                        Reports


Item 19.          Purchase, Redemption and Pricing of Securities Being
                  Offered..........................................................     Valuation of Shares
                                                                                        and Redemption

Item 20.          Tax Status.......................................................     Federal Tax Treatment
                                                                                        of Dividends and
                                                                                        Distributions

Item 21.          Underwriters.....................................................     Distribution of
                                                                                        Fund Shares

Item 22.          Calculation of Performance Data..................................     Performance and
                                                                                        Yield Computations

Item 23.          Financial Statements.............................................     Financial Statements


Part C -  Other Information
--------
                  Part  C  contains  the  information   required  by  the  items
                  contained therein under the items set forth in the form.

ISI MANAGED MUNICIPAL FUND SHARES
(A Class of Managed Municipal Fund, Inc.)
717 Fifth Avenue
New York, NY 10022
For information call (800) 955-7175


   The investment objective of this mutual fund (the "Fund") is a high level of total return with relative stability of principal and, secondarily, high current income through investment in a portfolio consisting primarily of municipal obligations the interest on which is exempt from federal income tax. To achieve this objective, the Fund invests primarily in municipal obligations rated within the three highest rating categories of Moody's Investors Service, Inc. or Standard & Poor's Ratings Group.

   Shares of the ISI class of the Fund ("Shares") are available through Armata Financial Corp., the distributor of the Shares, as well as Participating Dealers and Shareholder Servicing Agents. (See "How to Invest in the Fund.") This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be retained for future reference. A Statement of Additional Information dated March 1, 1996, has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by contacting the Fund at the above address or telephone number.


            THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
             GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT
               FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE
               CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
                   GOVERNMENT AGENCY. INVESTMENT IN THE SHARES
              INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
               OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
                  ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
                  REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.


                 The date of this Prospectus is March 1, 1996

1. FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES:
 (as a percentage of offering price)
Maximum Sales Charge Imposed on Purchases  ..............    4.45%
Maximum Sales Charge Imposed on Reinvested Dividends  ...     None
Deferred Sales Charge  ..................................     None

Annual Fund Operating Expenses (net of fee waivers):
  (as a percentage of average net assets)


Management Fees (net of fee waivers)  ...................      .27%*
12b-1 Fees  .............................................      .25%
Other Expenses (net of fee waivers)  ....................      .38%*
                                                            ---------
Total Fund Operating Expenses (net of fee waivers)  .....      .90%*


------
*The Fund's investment advisor and administrator intend, but are not obligated, to waive their fees proportionately to the extent required so that Total Fund Operating Expenses do not exceed .90% of the Fund's average net assets. Absent fee waivers, Management Fees would be .40%. Other Expenses (including administration fees) would be .45% and Total Fund Operating Expenses would be 1.10%, respectively, of the Fund's average net assets.


EXAMPLE:

                                                     1 year     3 years     5 years     10 years
                                                    --------   ---------    ---------   ----------

You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:*         $53         $72         $93         $155




------
*The example is based on Total Fund Operating Expenses, net of fee waivers.
Absent fee waivers, expenses would be higher.


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


The purpose of the foregoing table is to describe the various costs and expenses that an investor in the Fund will bear directly and indirectly. A person who purchases Shares through a financial institution may be charged separate fees by the financial institution. (For more complete descriptions of the various costs and expenses, see "How to Invest in the Fund -- Offering Price", "Investment Advisor", "Administrator" and "Distributor.") The Expenses and Example appearing in the table above are based on the Fund's expenses for the fiscal year ended October 31, 1995 which, net of fee waivers, were .90% of its average net assets. The rules of the SEC require that the maximum sales charge (in the Shares' case, 4.45% of the offering price) be reflected in the above table. However, certain investors may qualify for reduced sales charges (see "How to Invest in the Fund -- Offering Price"). Due to the continuous nature of Rule 12b-1 fees, long-term shareholders of the Fund may pay more than the equivalent of the maximum front-end sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

2. FINANCIAL HIGHLIGHTS

The Fund was organized as a corporation under the laws of the State of Maryland on January 5, 1990 and commenced operations on February 26, 1990. The financial highlights included in this table are a part of the Fund's financial statements for the periods indicated and have been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The financial statements and financial highlights for the fiscal year ended October 31, 1995 and the report thereon of Coopers & Lybrand L.L.P. are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended October 31, 1995, which is available at no cost by calling the Fund at (800) 955-7175.


               (For a Share outstanding throughout each period)



                                                                                                             February 26, 1990
                                                               Year Ended October 31,                         (commencement of
                                             ----------------------------------------------------------     operations) through
                                                 1995        1994        1993        1992         1991         October 31, 1990
                                             ---------   ---------    ---------   ---------   ---------      ------------------
Per Share Operating Performance:
   Net asset value at beginning of period     $  9.81     $ 11.10     $ 10.31     $ 10.36      $  9.99           $  10.00
                                              -------     -------     -------     -------      -------           --------
Income from Investment Operations:
 Net investment income  ..................       0.48        0.46        0.50        0.50         0.57               0.38
   Net realized and unrealized gain/(loss)
     on investments  .....................       0.98       (1.15)       0.94        0.22         0.49              (0.02)
                                              -------     -------     -------     -------      -------           --------
   Total from Investment Operations ......       1.46       (0.69)       1.44        0.72         1.06               0.36
                                              -------     -------     -------     -------      -------           --------
Less Distributions:
   Dividends from net investment income
     and net realized short-term gains  ..      (0.54)      (0.56)      (0.61)      (0.65)       (0.69)             (0.37)
   Distributions from net realized
     long-term gains  ....................      (0.08)      (0.04)      (0.04)      (0.12)          --                 --
                                              -------     -------     -------     -------      -------           --------
   Total distributions ...................      (0.62)      (0.60)      (0.65)      (0.77)       (0.69)             (0.37)
                                              -------     -------     -------     -------      -------           --------
   Net asset value at end of period ......    $ 10.65     $  9.81     $ 11.10     $ 10.31      $ 10.36           $   9.99
                                              =======     =======     =======     =======      =======           ========
Total Return:*
   ISI Class Shares ......................      15.42%      (6.49)%     14.36%       6.06%       10.85%              3.78%
   Flag Investors Class A Shares .........      15.42%      (6.49)%     14.36%       6.06%       10.85%              1.21%**
Ratios to Average Net Assets:
   Expenses(2) ...........................       0.90%       0.90%       0.90%       0.90%        0.90%              0.90%(1)
   Net investment income(3) ..............       4.72%       4.37%       4.38%       4.78%        5.57%              6.12%(1)
Supplemental Data:
   Net assets at end of period (000):
     ISI Class Shares  ...................    $86,292     $83,607     $88,378     $51,420      $20,053            $17,290
     Flag Investors Class A Shares  ......    $45,980     $49,903     $53,486     $45,536      $38,491             $5,698
   Portfolio turnover rate ...............         55%         37%         68%         95%          86%                99%

------
 * Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
**  Flag Investors Class A Shares commenced operations on October 23, 1990.
(1) Annualized.
(2) Without the waiver of advisory and administration fees, the ratio of expenses to average net assets would have been 1.10%, 1.11%, 1.14%, 1.27%, 1.47% and 1.92% for the periods ended October 31, 1995, 1994,
    1993, 1992, 1991 and 1990, respectively.
(3) Without the waiver of advisory and administration fees, the ratio of net investment income to average net assets would have been 4.52%, 4.16%, 4.14%, 4.41%, 4.99% and 5.11% for the periods ended October 31, 1995, 1994, 1993,
    1992, 1991 and 1990, respectively.

3. INVESTMENT PROGRAM

INVESTMENT OBJECTIVE, POLICIES AND RISK
CONSIDERATIONS

The investment objective of the Fund is a high level of total return, with relative stability of principal, and secondarily, high current income, through an investment in a portfolio consisting primarily of municipal obligations the interest on which is exempt from federal income tax ("Municipal Obligations"). Municipal Obligations include securities of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax in the opinion of bond counsel for the issuer. Under normal market conditions, the Fund will invest at least 80% of its net assets in Municipal Obligations. This policy is fundamental and may be changed only by a majority vote of shareholders. The Fund does not currently intend to acquire Municipal Obligations that are subject to alternative minimum tax but may so invest up to 20% of its net assets. Any capital gains from investments in Municipal Obligations will not be exempt from federal income tax. (See "Dividends and Taxes--Tax Treatment of Dividends and Distributions.") There can be no assurance that the Fund will achieve its investment objective.


The Fund will invest at least 75% of its portfolio of Municipal Obligations in securities rated, on the date of investment, A1 or higher (in the case of municipal bonds) and higher than MIG 3 (in the case of municipal notes) by Moody's Investors Service, Inc. ("Moody's") or rated A+ or higher (in the case of municipal bonds) and higher than SP-2 (in the case of municipal notes) by Standard & Poor's Ratings Group ("S&P") or, if unrated, of comparable quality as determined by the Fund's investment advisor under criteria approved by the Board of Directors. The Fund may invest up to 25% of its portfolio of Municipal Obligations in securities rated A (in the case of municipal bonds) or MIG 3 (in the case of municipal notes) by Moody's or rated A (in the case of municipal bonds) or SP-2 (in the case of municipal notes) by S&P or, if unrated, of comparable quality as determined by the investment advisor under criteria approved by the Board of Directors.


Even under normal circumstances the Fund may invest to a limited extent in taxable obligations depending on market conditions. These obligations may include U.S. Government and agency, bank and corporate securities and repurchase agreements collateralized by such securities. For temporary defensive purposes, the Fund may invest without limit in short-term obligations of these types. The Fund may also invest in financial futures, "when-issued" securities, standby commitments of brokers, dealers or banks and variable and floating rate demand obligations. These investment practices, which may involve certain special risks, are described below. The Fund's investment objective may be changed only by the affirmative vote of a majority of the outstanding shares of all classes of the Fund.

SELECTION OF INVESTMENTS

The Fund's investment advisor is International Strategy and Investment Inc. ("ISI" or the "Advisor"--see "Investment Advisor"). ISI buys and sells securities for the Fund's portfolio with a view toward, first, a high level of total return with relative stability of principal and, second, high current income that is federally tax exempt. Therefore, in addition to yield, the potential for capital gains and appreciation resulting from possible changes in interest rates will be a consideration in selecting investments. While income distributions to shareholders will generally be tax exempt, distributions of capital gains will be taxable. Accordingly, to the extent the Fund achieves its investment objective, a larger portion of its distributions will be taxable than would be the case if the Fund placed a greater emphasis on earning tax exempt income. (See "Investment Program--Taxable Investments" and "Dividends and Taxes--Tax Treatment of Dividends and Distributions.")

ISI will be free to take full advantage of the entire range of maturities offered by Municipal Obligations and may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Thus, at certain times the average maturity of the portfolio may be relatively short (under five years, for example) and at other times may be relatively long (in the 20-30 year range, for example). In determining which direction interest rates are likely to move, the Advisor relies on the economic analysis made by its chairman, Edward S. Hyman. There is no assurance that such economic analysis will accurately predict interest rate trends or that the portfolio strategies based on Mr. Hyman's economic analysis will be effective.

SPECIAL RISK CONSIDERATIONS

As with other debt securities, the value of Municipal Obligations changes as interest rates fluctuate. Changes in the value of portfolio securities will not affect interest income from those securities but will be reflected in the Fund's net asset value. Thus, a decrease in interest rates will generally result in an increase in the value of the Shares. Conversely, during periods of rising interest rates, the value of the Shares will generally decline. The magnitude of these fluctuations will generally be greater at times when the average maturity of the Fund's portfolio securities is longer.

PURCHASE OF WHEN-ISSUED SECURITIES

New issues of Municipal Obligations are usually offered on a when-issued basis, which means that delivery and payment for such Municipal Obligations normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time the purchase commitment is entered into, although no interest on such security accrues to the Fund prior to payment and delivery. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. Additional cash or liquid debt securities will be added to the account when necessary. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The securities so purchased or sold are subject to market fluctuation so, at the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in Municipal Obligations purchased on a when-issued basis.

STAND-BY COMMITMENTS

The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker, dealer or bank is obligated to repurchase, at the Fund's option, specified securities in the Fund's portfolio at a specified price. In this respect, stand-by commitments are comparable to put options and thus the Fund's ability to enforce such obligations is subject to the risk that the seller of the commitment may default on its obligations. The Fund will acquire stand-by commitments as a means of changing the average maturity of its portfolio in response to expected changes in market interest rates.

The Fund anticipates that stand-by commitments will generally be available from brokers, dealers and banks without the payment of any direct or indirect consideration, but the Fund may have to pay for stand-by commitments, thus increasing the cost of acquiring and holding the underlying security and similarly decreasing such security's yield. Gains realized in connection with stand-by commitments will be taxable.

VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS

The Fund may purchase floating and variable rate demand notes and bonds, which are tax-exempt obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal either at any time or at specified intervals. The interest rates on these obligations fluctuate from time to time in response to changes in the market interest rates. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem will be dependent on the ability of the borrower to pay principal and interest on demand. Each demand note and bond purchased by the Fund will meet the quality criteria established for the purchase of other Municipal Obligations. The Advisor, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the Fund's portfolio. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. The Fund will not invest more than 10% of its net assets in floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.

FUTURES CONTRACTS

The Fund may purchase and sell U.S. exchange traded futures contracts on bond indices ("Futures Contracts"). At the same time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). The initial deposit varies but may be as low as 5% or less of the value of the contract. Daily thereafter, the Futures Contract is valued and the payment of "variation margin" may be required, so each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. A Futures Contract based on a municipal bond index provides for a cash payment equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into times a fixed index "multiplier." The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index, and its composition is changed periodically.

These instruments will be used only to protect against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the Futures Contract and may realize a loss on the Futures Contract in excess of any corresponding gain in the hedged portfolio positions. Futures transactions involve other risks as well. For example, a lack of correlation between the index and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses on the Futures Contract in excess of any corresponding gain in the hedged portfolio positions. In addition, there can be no assurance that a liquid secondary market will exist for any Futures Contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses on the Futures Contract in excess of any corresponding gain in the hedged portfolio positions.

Regulations of the Commodity Futures Trading Commission (the "CFTC") require that the Fund enter into transactions in Futures Contracts for hedging purposes only, or that in the case of long positions in Futures Contracts, an alternative test be satisfied, in order to assure that the Fund will not be deemed to be a "commodity pool" as defined in CFTC regulations. In addition, under CFTC rules the Fund may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on existing Futures Contracts would exceed 5% of the Fund's total assets. In addition, the Fund will not enter into Futures Contracts if obligations under all Futures Contracts would amount to more than 30% of its total assets.


Gains recognized from futures transactions engaged in by the Fund are taxable income to shareholders. The Fund reserves the right to invest in other types of financial futures without obtaining prior shareholder approval.


REPURCHASE AGREEMENTS


The Fund may agree to purchase U.S. Treasury Securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. U.S. Treasury Securities include Treasury bills, Treasury notes, Treasury bonds and Separate Trading of Registered Interest and Principal of Securities ("STRIPS"), all of which are direct obligations of the U.S. Government and are supported by the full faith and credit of the United States. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board of Directors under criteria established with the assistance of the Advisor. Default by the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.


TAXABLE INVESTMENTS

Although the Fund intends, to the extent feasible but subject to market conditions, to invest up to 100% of its assets in tax exempt Municipal Obligations, it may invest, from time to time, in securities, the interest on which is subject to federal income tax. The Fund may make such investments (a) pending investment of proceeds from sales of Shares or portfolio securities in tax-exempt securities, (b) pending settlement of purchases of portfolio securities, (c) to maintain liquidity for meeting anticipated redemptions, or
(d) when in the Advisor's opinion it is advisable because of adverse conditions affecting the market for Municipal Obligations. The taxable investments in which the Fund may invest consist of U.S. Treasury Securities and repurchase agreements fully collateralized by U.S. Treasury Securities (collectively, the "Taxable Investments"). The Fund may invest up to 20% of its net assets in Taxable Investments. The Fund may earn taxable income from other sources. Dividends paid by the Fund that are attributable to interest earned from Taxable Investments and to taxable income from other investments will be taxable to investors. (See "Dividends and Taxes -- Tax Treatment of Dividends and Distributions.")

SIZE OF FUND

The Fund currently intends to limit the size of the Fund and to accept share purchases only from existing shareholders at such time as the assets of the Fund are in excess of $200 million but less than $250 million, and thereafter not to accept any share purchases other than dividend reinvestments.

4. INVESTMENT RESTRICTIONS

The Fund's investment program is subject to a number of restrictions which reflect both self-imposed standards and federal and state regulatory limitations. The investment restrictions recited below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Accordingly, the Fund will not:

1) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for this purpose the U.S. Government or any state or local government or their agencies and instrumentalities are not considered to be an industry);

2) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer (for this purpose, the U.S. Government or its agencies and instrumentalities are not considered to be an issuer and, in the case of Municipal Obligations, the public or private entity ultimately responsible for payment of principal and interest on the security is considered to be the issuer);

3) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equalling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities; or

4) Invest more than 10% of its total assets in illiquid securities, including repurchase agreements with maturities of greater than seven days and floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.


The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

5. HOW TO INVEST IN THE FUND

Shares may be purchased from Armata Financial Corp. ("Armata"), P.O. Box 515, Baltimore, Maryland 21203, or through any securities dealer which has entered into a dealer agreement with Armata ("Participating Dealers") or through any financial institution which has entered into a shareholder servicing agreement with the Fund ("Shareholder Servicing Agents"). Shares may also be purchased by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price (including any applicable front-end sales charge), to the address shown on the Application Form. As used herein, the "Fund" refers to Managed Municipal Fund, Inc., whereas references to the "Shares" shall mean ISI Managed Municipal Fund Shares which is a class of shares of the Fund.

The minimum initial investment is $5,000, except that the minimum initial investment for participants in the Fund's Automatic Investing Plan is $250. Each subsequent investment must be at least $250, except that the minimum subsequent investment for participants in the Fund's Automatic Investing Plan is $100 for monthly investments and $250 for quarterly investments. (See "Purchases through Automatic Investing Plan" below.) Orders for purchases of Shares are accepted on any day on which the New York Stock Exchange is open for business ("Business Day"). The Fund reserves the right to suspend the sale of Shares at any time at the discretion of Armata. Purchase orders for Shares will be executed at a per Share purchase price equal to the net asset value next determined after receipt of the purchase order plus any applicable front-end sales charge (the "Offering Price") on the date such net asset value is determined (the "Purchase Date"). Purchases made by mail must be accompanied by payment of the Offering Price. Purchases made through Armata or a Participating Dealer or Shareholder Servicing

Agent must be in accordance with such entity's payment procedures. Armata may, in its sole discretion, refuse to accept any purchase order.

The net asset value per Share is determined once daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing all assets held by the Fund, deducting all liabilities, including liabilities attributable to that specific class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities will be given their market value where feasible based on quotations furnished by a pricing service approved by the Board of Directors. Options and futures are valued at the settlement price, or if no sales are reported, at the average of the last reported bid and asked prices. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Debt obligations with maturities of 60 days or less are valued at amortized cost which constitutes fair value as determined by the Fund's Board of Directors.


OFFERING PRICE

Shares may be purchased from Armata, Participating Dealers or Shareholder Servicing Agents at the Offering Price which includes a sales charge which is calculated as a percentage of the Offering Price and decreases as the amount of purchase increases as shown below:

                                                      Sales Charge as
                                  Sales Charge as       Percentage of      Dealer Retention
                                  Percentage of         Net Amount         as Percentage of
     Amount of Purchase           Offering Price         Invested          Offering Price*
 -----------------------         ---------------      --------------       ----------------
Less than    $   50,000  .....         4.45%               4.66%                4.00%
$50,000    - $   99,999  .....         3.50%               3.63%                3.00%
$100,000   - $  249,999  .....         2.50%               2.56%                2.00%
$250,000   - $  499,999  .....         2.00%               2.04%                1.50%
$500,000   - $  999,999  .....         1.50%               1.52%                1.25%
$1,000,000 - $1,999,999  ...           0.75%               0.76%                0.75%
$2,000,000 - $2,999,999  ...           0.50%               0.50%                0.50%
$3,000,000 and over  .......           None                None                  None

------
* Armata may from time to time reallow to Participating Dealers up to 100% of the sales charge included in the Offering Price of Shares. Dealers that receive a reallowance of 100% of the sales charge may be considered underwriters for purposes of the federal securities laws.

A shareholder who purchases additional Shares may obtain reduced sales charges as set forth in the table above through a right of accumulation. In addition, an investor may obtain reduced sales charges as set forth above through a right of accumulation of purchases of Shares and purchases of shares of other mutual funds in the ISI family of funds. The applicable sales charge will be determined based on the total of (a) the investor's current purchase plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of all Shares and of all shares of such other mutual funds in the ISI family of funds held by the shareholder. To obtain the reduced sales charge through a right of accumulation, the shareholder must provide Armata, either directly or through a Participating Dealer or Shareholder Servicing Agent, as applicable, with sufficient information to verify that the shareholder has such a right. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases. The term "purchase" refers to an individual purchase by a single purchaser, or to concurrent purchases, which will be aggregated, by a purchaser, the purchaser's spouse and their children under the age of 21 years purchasing Shares for their own account.

An investor may also obtain the reduced sales charges shown above by executing a written Letter of Intent which states the investor's intention to invest at least $50,000 within a 13-month period in Shares. Each purchase of Shares under a Letter of Intent will be made at the Offering Price applicable at the time of such purchase to the full amount indicated on the Letter of Intent. A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the full amount. Shares purchased with the first 5% of the full amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Shares actually purchased if the full amount indicated is not invested. Such escrowed Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrowed Shares will be released. An investor who wishes to enter into a Letter of Intent in conjunction with an investment in Shares may do so by completing the appropriate section of the Application Form attached to this Prospectus.

The Fund may sell Shares at net asset value (without sales charge) to the following: (i) banks, bank trust departments, registered investment advisory companies, financial planners and broker-dealers purchasing Shares on behalf of their fiduciary and advisory clients, provided such clients have paid an account management fee for these services; (ii) investors who have redeemed Shares, or shares of any other mutual fund in the ISI family of funds that have similar sales charges, in an amount that is not more than the total redemption proceeds, provided that the purchase is within six months after the redemption and the amount of the purchase is at least $5,000; and (iii) current or retired Directors of the Fund, directors and employees (and their immediate families) of ISI, the Fund's administrator, and their respective affiliates, and employees of Participating Dealers. In addition, investors who have redeemed shares of funds in the ISI family of funds that have lower sales charges may purchase Shares at net asset value in an amount that is not more than the total redemption proceeds, provided that they held the shares of such funds for more than 24 months prior to the redemption, the purchase is within six months after the redemption and the amount of the purchase is at least $5,000.

PURCHASES BY EXCHANGE

As permitted pursuant to any rule, regulation or order promulgated by the SEC, shareholders of other mutual funds in the ISI family of funds that have similar sales charges may exchange their shares of those funds for an equal dollar amount of Shares. Shares issued pursuant to this offer will not be subject to the sales charges described above or any other charge. In addition, shareholders of funds in the ISI family of funds that have lower sales charges may exchange into other funds in the family upon payment of the difference in sales charges, except that the exchange will be made at net asset value if the shares have been held for at least 24 months. The net asset value of shares purchased and redeemed in an exchange request received on a Business Day will be determined on the same day, provided that the exchange request is received prior to 4:00 p.m. (Eastern Time). Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.

The exchange privilege may be exercised only in those states where the class of shares of such other funds may legally be sold. Investors should receive and read the applicable prospectus prior to tendering shares for exchange.

Until February 28, 1997, shareholders of any other mutual fund who have paid a sales charge on their shares of such fund, and shareholders of any closed-end fund, may exchange shares of such funds for an equal dollar amount of Shares by submitting to Armata or a Participating Dealer, the proceeds of the redemption or sale of shares of such funds, together with evidence of the payment of a sales charge (for mutual funds only) and the source of such proceeds. Shares issued pursuant to this offer will not be subject to the sales charges described above or any other charge.

The Fund may modify or terminate these offers of exchange at any time and will provide shareholders with 60 days' written notice prior to any such modification or termination. The exchange privilege with respect to other ISI funds may also be exercised by telephone. (See "Telephone Transactions" below.)

PURCHASES THROUGH AUTOMATIC INVESTING PLAN

Shareholders may purchase Shares regularly by means of an Automatic Investing Plan with a pre-authorized check drawn on their checking accounts. Under this plan, the shareholder may elect to have a specified amount invested monthly or quarterly in Shares. The minimum initial investment is $250. Each subsequent investment must be at least $100 for monthly investments and $250 for quarterly investments. The amount specified will be withdrawn from the shareholder's checking account using the pre-authorized check and will be invested in Shares at the applicable Offering Price determined on the date the amount is available for investment. Participation in the Automatic Investing Plan may be discontinued either by the Fund or the shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investing Plan may do so by completing the appropriate section of the Application Form attached to this Prospectus.

DIVIDEND REINVESTMENT PLAN

Shareholders may elect to have their distributions (capital gains and/or dividend income) paid by check or reinvested in additional Shares. A shareholder who wishes to enroll in the Dividend Reinvestment Plan should check the appropriate box on the Application Form or call (800) 882-8585 for additional information.

Alternately, shareholders may have their distributions invested in shares of other funds in the ISI family of funds. Shareholders who are interested in this option should call (800) 882-8585 for additional information.

Reinvestments of distributions will be effected without a sales charge.

6. HOW TO REDEEM SHARES

Shareholders may redeem all or part of their investment on any Business Day by transmitting a redemption order through Armata, a Participating Dealer, a Shareholder Servicing Agent or by regular or express mail to the Fund's transfer agent (the "Transfer Agent"). Shareholders may also redeem Shares by telephone (in amounts up to $50,000). (See "Telephone Transactions" below.) A redemption order is effected at the net asset value per Share next determined after receipt of the order (or, if stock certificates have been issued for the Shares to be redeemed, after the tender of the stock certificates for redemption). Redemption orders received after 4:00 p.m. (Eastern Time) will be effected at the net asset value next determined on the following Business Day. Payment for redeemed Shares will be made by check and will be mailed within seven days after receipt of a duly authorized telephone redemption request or of a redemption order fully completed and, as applicable, accompanied by the documents described below:


1) A letter of instructions, specifying the shareholder's account number with a Participating Dealer or Shareholder Servicing Agent, if applicable, and the number of Shares or dollar amount to be redeemed, signed by all owners of the Shares in the exact names in which their account is maintained;

2) For redemptions in excess of $50,000, a guarantee of the signature of each registered owner by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association;

3) If Shares are held in certificate form, stock certificates either properly endorsed or accompanied by a duly executed stock power for Shares to be redeemed; and

4) Any additional documents required for redemption by corporations, partnerships, trusts or fiduciaries.


Dividends payable up to the date of redemption of Shares will be paid on the next dividend payable date. If all of the Shares in a shareholder's account have been redeemed on a dividend payable date, the dividend will be remitted by check to the shareholder.

The Fund has the power, under its Articles of Incorporation, to redeem shareholder accounts amounting to less than $500 (as a result of redemptions) upon 60 days' written notice.

7. TELEPHONE TRANSACTIONS

Shareholders may exercise the exchange privilege with respect to other ISI funds, or redeem Shares in amounts up to $50,000, by notifying the Transfer Agent by telephone at (800) 882-8585 on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) or by regular or express mail at its address listed under "Custodian, Transfer Agent, Accounting Services." Telephone transaction privileges are automatic. Shareholders may specifically request that no telephone redemptions or exchanges be accepted for their accounts. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.


A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value as determined on the next Business Day.

The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if either of them does not employ these procedures. If these procedures are employed, neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. During periods of extreme economic or market changes, shareholders may experience difficulty in effecting telephone transactions. In such event, requests should be made by regular or express mail. Shares held in certificate form may not be exchanged or redeemed by telephone. (See "How to Invest in the Fund -- Purchases by Exchange" and "How to Redeem Shares.")

8. DIVIDENDS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of monthly dividends. The Fund may distribute to shareholders any net capital gains (the excess of net long-term capital gains over net short-term capital losses) on an annual basis or, alternatively, may elect to retain such net capital gains and pay tax thereon.


Unless the shareholder elects otherwise, all income and capital gains distributions will be reinvested in additional Shares at net asset value. Shareholders may elect to terminate automatic reinvestment by giving written notice to the Transfer Agent (see "Custodian, Transfer Agent, Accounting Services"), either directly or through their Participating Dealer or Shareholder Servicing Agent, at least five days before the next date on which dividends or distributions will be paid.


TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following is only a general summary of certain federal tax considerations affecting the Fund and the shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning.


The following summary is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. The Statement of Additional Information sets forth further information concerning taxes.

The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders. The Fund also intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.


The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders, by satisfying the Code's requirements that at the close of each quarter of its taxable year at least 50% of the value of its total assets consists of obligations the interest on which is exempt from federal income tax.


As long as this and certain other requirements are met, dividends derived from the Fund's net tax-exempt interest income will be "exempt-interest dividends" that are excluded from the gross income of the Fund's shareholders for federal income tax purposes. Exempt interest dividends may, however, have collateral federal income tax consequences, including alternative minimum tax consequences. Furthermore, the Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed with industrial development bonds or private activity bonds (or related parties to "substantial users"). (See the Statement of Additional Information.)

Current federal tax law limits the types and volumes of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt interest dividends.

Distributions to shareholders of net investment income of the Fund that is not tax-exempt interest and of net short-term capital gains of the Fund will be taxable to shareholders as ordinary income, whether such distributions are received in cash or in additional Shares.


Distributions to shareholders of net capital gains of the Fund are taxable to shareholders as long-term capital gains, whether received in cash or additional Shares, and regardless of how long a shareholder has held the Shares. Shareholders will be advised annually as to the federal income tax status of distributions made during the year.

Ordinarily, shareholders will include all dividends declared by the Fund as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholders and paid by the Fund in the year in which the dividends were declared.


The sale, exchange or redemption of Shares is a taxable event for the shareholder.

Any gain or loss recognized on a sale, exchange or redemption of Shares of the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the Shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. Any loss recognized by a shareholder upon the sale of Shares of the Fund held six months or less, however, will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such Shares. If Shares on which a capital gains distribution has been received are subsequently sold or redeemed and such Shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the capital gains distribution.


Interest on indebtedness incurred or continued by shareholders to purchase or carry Shares will not be deductible for federal income tax purposes.

The Fund may not be a suitable investment for tax-exempt shareholders and plans, because such shareholders and plans would not gain any additional benefit from the receipt of exempt-interest dividends.


Shareholders are encouraged to consult with their tax advisors concerning the application of the rules set forth above to their particular circumstances and the application of state and local taxes to an investment in the Fund.

9. MANAGEMENT OF THE FUND

The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributor, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's officers, to Armata, as distributor of the Shares, to the Advisor and to the Fund's administrator. Four Directors and all of the officers of the Fund are officers or employees of Armata, ISI or the Fund's administrator. The other Directors of the Fund have no affiliation with Armata, ISI or the Fund's administrator.

The Fund's Directors and officers are as follows:

*Edward S. Hyman              Chairman
*W. James Price               Vice Chairman
*Richard T. Hale              Vice Chairman
*R. Alan Medaugh              Director and President
 James J. Cunnane             Director
 John F. Kroeger              Director
 Louis E. Levy                Director
 Eugene J. McDonald           Director
 Harry Woolf                  Director
 Edward J. Veilleux           Vice President
 Brian C. Nelson              Vice President and Secretary
 Nancy Lazar                  Vice President
 Carrie L. Butler             Vice President
 Joseph A. Finelli            Treasurer
 Denice De Florio             Assistant Vice President
 Laurie D. DePrine            Assistant Secretary

------
* Messrs. Hyman, Price, Hale and Medaugh are "interested persons" of the Fund within the meaning of Section 2(a)(19) under the Investment Company Act of 1940, as amended (the "Investment Company Act").

10. INVESTMENT ADVISOR

ISI, a registered investment advisor, serves as investment advisor to the Fund pursuant to an investment advisory agreement dated as of April 1, 1991. ISI employs Messrs. Edward S. Hyman and R. Alan Medaugh. Due to their stock ownership, Messrs. Hyman and Medaugh may be deemed to be controlling persons of ISI. As of December 31, 1995, the Advisor had approximately $1 billion under management representing both tax-free and taxable accounts. The Advisor also acts as investment advisor to Total Return U.S. Treasury Fund, Inc. and North American Government Bond Fund, Inc., open-end investment companies with approximately $438 million of net assets as of December 31, 1995.

For the fiscal year ended October 31, 1995, the Advisor received a fee (net of fee waivers) equal to .27% of the Fund's average daily net assets. ISI and the Fund's administrator have voluntarily agreed to reduce their respective annual fees proportionately, if necessary, so that the Fund's annual expenses do not exceed .90% of it's average daily net assets. (See "Fund Expenses.")

The address of the Advisor is 717 Fifth Avenue, New York, New York 10022 (telephone: (800) 955-7175).

PORTFOLIO MANAGERS

Edward S. Hyman, Chairman of ISI and the Fund, and R. Alan Medaugh, President of ISI and President and a Director of the Fund, have shared direct portfolio management responsibility for the Fund since its inception. Mr. Hyman is responsible for developing the economic analysis upon which the Fund's selection of investments is based. (See "Investment Program.") Before joining ISI, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior thereto, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports which follow trends that may determine the direction of interest rates.

These international and domestic reports are sent to ISI's private institutional clients in the United States and overseas. The periodical Institutional Investor, which rates analysts and economists on an annual basis, has rated Mr. Hyman as its "first team" economist, which is its highest rating, in each of the last sixteen years.

Mr. Medaugh is responsible for day-to-day portfolio management. Prior to joining ISI, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and prior thereto Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led their Fixed-Income Department which managed $5 billion of international fixed income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.

11. ADMINISTRATOR

Investment Company Capital Corp. ("ICC"), 135 East Baltimore Street, Baltimore, Maryland 21202 provides administration services to the Fund. ICC is a wholly-owned subsidiary of Alex. Brown and an affiliate of Armata.


ICC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which the Shares are distributed and oversight of the relationship between the Fund and its other service providers. For its services as administrator of the Fund for the fiscal year ended October 31, 1995, ICC received a fee (net of fee waivers) equal to .13% of the Fund's average daily assets. ICC and ISI have voluntarily agreed to reduce their respective annual fees proportionately, if necessary, so that the Fund's annual expenses do not exceed .90% of it's average daily net assets. (See "Fund Expenses.")

ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent, Accounting Services.")

12. DISTRIBUTOR

Armata acts as distributor of the Shares pursuant to a Distribution Agreement and related Plan of Distribution (the "Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act. Armata is a broker-dealer that was formed in 1983 and is an affiliate of the Administrator. As compensation for its services for the fiscal year ended October 31, 1995, Armata received a fee equal to .25% of the Shares' average daily net assets. Armata expects to allocate on a proportional basis up to all of its fee to selected Participating Dealers as compensation for their ongoing shareholder services, including processing redemption and sale requests and responding to shareholder inquiries.

In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder
Servicing Agents, pursuant to which Armata will allocate on a proportional basis up to all of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Such financial institutions may impose separate fees in connection with these services and investors should review this Prospectus in conjunction with any such institution's fee schedule. Amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to Armata under the Plan.


Payments under the Plan are made as described above regardless of Armata's actual cost of providing distribution services and may be used to pay Armata's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Shares is less than .25% of the average daily net assets invested in Shares for any period, the unexpended portion of the distribution fee may be retained by Armata. Armata or its associated persons will from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel) to Participating Dealers.

13. CUSTODIAN, TRANSFER AGENT, ACCOUNTING SERVICES

PNC Bank, National Association ("PNC Bank"), a national banking association with offices at Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, acts as custodian of the Fund's assets. Investment Company Capital Corp., 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 882-8585), is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services for the fiscal year ended October 31, 1995, ICC received from the Fund a fee equal to .05% of the Fund's average daily net assets. (See the Statement of Additional Information.) ICC also serves as the Fund's administrator.

14. PERFORMANCE INFORMATION

From time to time, the Fund may advertise its performance, including comparisons with other mutual funds with similar investment objectives and to relevant indices. All such advertisements will show the average annual total return, net of the Fund's maximum sales charge, over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value, net of the maximum sales charge and other fees, according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation.


The Fund may also advertise yield and tax-equivalent yield quotations. Any yield quotation of the Fund is based on the annualized net investment income per share of the Fund over a 30 day period. The yield for the Fund is calculated by dividing the net investment income per share of the Fund earned during the period by the maximum offering price per share of the Fund on the last day of that period. The resulting figure is then annualized. The Fund's yield calculations assume a maximum sales charge of 4.45% for the Shares. The Fund's taxable-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after tax equivalent of the Fund's yield. In calculating taxable-equivalent yield, the Fund assumes certain tax brackets for shareholders.

If the Fund compares its performance to other funds or to relevant indices, its performance will be stated in the same terms in which such comparative data and indices are stated.

The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Lehman Brothers Municipal Bond Index, the Consumer Price Index, the return on 90 day U.S. Treasury Bills, long-term U.S. Treasury bonds, bank certificates of deposit, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. The

Fund may also use total return performance data as reported in the following national financial and industry publications that monitor the performance of mutual funds: Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal. For these purposes, the performance of the Fund, as well as the performance of such indices, may not reflect sales charges, the inclusion of which would reduce performance results.

Performance will fluctuate, and any statement of performance should not be considered as representative of the future performance of the Fund. Shareholders should remember that performance is generally a function of the type and quality of investments held by the Fund, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts through which Shares may be purchased, although not included in calculations of performance, will reduce performance results.


15. GENERAL INFORMATION

CAPITAL SHARES

The Fund is a Maryland corporation, authorized to issue forty million shares of capital stock, with a par value of $.001 per share. Shares have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets after all debts and expenses have been paid. The fiscal year end of the Fund is October 31.

The Board of Directors of the Fund is authorized to establish additional "series" of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "ISI Managed Municipal Fund Shares." The Board has no present intention of establishing any additional series of the Fund but does have another class of shares in addition to the Shares offered hereby, "Flag Investors Managed Municipal Fund Class A Shares." Shares of that class are sold through broker-dealers and have similar 12b-1 fees and front-end sales charges as the Shares. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Shares. All classes of the Fund share a common investment objective, portfolio and advisory fee, but the classes may have different distribution expenses and sales charges and, accordingly, performance may differ.


ANNUAL MEETINGS

The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

REPORTS

The Fund furnishes shareholders with semi-annual and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, Coopers & Lybrand L.L.P.

FUND COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Fund.

SHAREHOLDER INQUIRIES

Shareholders with inquiries concerning their Shares should contact the Transfer Agent at (800) 882-8585, Armata, ISI, a Participating Dealer or Shareholder Servicing Agent, as appropriate.

                      ISI MANAGED MUNICIPAL FUND SHARES
                           NEW ACCOUNT APPLICATION
-----------------------------------------------------------------------------

Make check payable to "ISI Managed Municipal Fund Shares" and mail with this application to:
     Armata Financial Corp./ISI Mutual Funds
     P.O. Box 419426
     Kansas City, MO 64141-6426

For assistance in completing this form, please call the Transfer Agent at
(800) 882-8585.
 The minimum initial purchase is $5,000, except that the minimum initial purchase for participants in the Fund's Automatic Investing Plan is $250.
Each subsequent purchase requires a $250 minimum, except that the minimum subsequent purchase under the Fund's Automatic Investing Plan is $100 for monthly purchases and $250 for quarterly purchases. The Fund reserves the right not to accept checks for more than $50,000 that are not certified or bank checks.
--------------------------------------------------------------------------------
YOUR ACCOUNT REGISTRATION (PLEASE PRINT)

INDIVIDUAL OR JOINT TENANT

--------------------------------------------------------
First Name     Initial        Last Name

--------------------------------------------------------
Social Security Number

--------------------------------------------------------
Joint Tenant   Initial        Last Name

--------------------------------------------------------
Social Security Number

CORPORATIONS, TRUSTS, PARTNERSHIPS, ETC.

--------------------------------------------------------
Name of Corporation, Trust or Partnership

--------------------------------------------------------
Tax ID Number

--------------------------------------------------------
Name of Trustees (If to be included in the Registration)

--------------------------------------------------------
Existing Account No., if any

GIFTS TO MINORS

--------------------------------------------------------
Custodian's Name (only one allowed by law)

--------------------------------------------------------
Minor's Name (only one)

--------------------------------------------------------
Social Security Number of Minor

under the __________________Uniform Gifts to Minors Act
          State of Residence

MAILING ADDRESS

--------------------------------------------------------
Street

--------------------------------------------------------
City                                  State       Zip

(    )
--------------------------------------------------------
Daytime Phone

--------------------------------------------------------------------------------
STATEMENT OF INTENTION (OPTIONAL)
[ ] I agree to the Letter of Intent and Escrow Agreement set forth in the accompanying prospectus. I intend to invest over a 13-month period in shares of ISI Managed Municipal Fund Shares in an aggregate amount at least equal to:

_$50,000 __$100,000 __$250,000 __$500,000 __$1,000,000 __$2,000,000 __$3,000,000
--------------------------------------------------------------------------------
RIGHT OF ACCUMULATION (OPTIONAL)

[ ] I already own shares of the ISI Fund(s) set forth below to be applied for a reduced sales charge. List the Account numbers of other ISI Funds that you or your immediate family (spouse and children under 21) already own that qualify for reduced sales charges.


      Fund Name        Account No.        Owner's Name        Relationship
      ---------        -----------        ------------        ------------
_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

DISTRIBUTION OPTIONS


Please check appropriate boxes. There is no sales charge for reinvested dividends. If none of the options is selected, all distributions will be reinvested.

Income Dividends
[ ] Reinvested in additional shares
[ ] Paid in Cash

Capital Gains
[ ] Reinvested in additional shares
[ ] Paid in Cash

Call (800) 882-8585 for information about reinvesting your dividends in other funds in the ISI Family of Funds.

--------------------------------------------------------------------------------
AUTOMATIC INVESTING PLAN (OPTIONAL)
[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest $______ for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Initial Investment: $250
Subsequent Investments (check one):
  [ ] Monthly ($100 minimum)
  [ ] Quarterly ($250 minimum)

-----------------------------------------------------------------------------
Bank Name

-----------------------------------------------------------------------------
Existing ISI Managed Municipal Fund Account No., if any

Please attach a voided check.

-----------------------------------------------------------------------------
Depositor's Signature           Date

-----------------------------------------------------------------------------
Depositor's Signature           Date
(if joint acct., both must sign)

-----------------------------------------------------------------------------
TELEPHONE TRANSACTIONS

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other ISI Funds) unless I mark one or both of the boxes below.

               No, I/We do not want
                 [ ] Telephone redemption privileges
                 [ ] Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:
       Bank: __________              Bank Account No: __________
    Address: __________            Bank Account Name: __________
             __________

--------------------------------------------------------------------------------

SIGNATURE AND TAXPAYER CERTIFICATION

I have received a copy of the Fund's prospectus dated March 1, 1996. Under penalties of perjury, I certify (1) that the number shown on this form is my correct taxpayer identification number and (2) that I am not subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. (Strike out the language in (2) if it is not correct.)

If a non-resident alien, please indicate country of residence: _______________

I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.


--------------------------------------------------------------------------------
Signature                                                             Date

--------------------------------------------------------------------------------
Signature (if a joint acct., both must sign)                          Date

--------------------------------------------------------------------------------
FOR DEALER USE ONLY

Dealer's Name:    ___________________________  Dealer Code: __________________
Dealer's Address: ___________________________  Branch Code: __________________
                  ___________________________
  Representative: ___________________________  Rep. No.     __________________

                                     ISI
                                   MANAGED
                                MUNICIPAL FUND
                                    SHARES
                             (A Class of Managed
                            Municipal Fund, Inc.)


No person has been authorized to give any information or to make representations not contained in this Prospectus and, if given or made, such information must not be relied upon as having been authorized by the Fund or its distributor. This Prospectus does not constitute an offering by the Fund or by its distributor in any jurisdiction in which such offering may not lawfully be made. Shares may be offered only to residents of those states in which such shares are eligible for purchase.


                              TABLE OF CONTENTS
                                                                          PAGE
                                                                          ----
 1. Fund Expenses  ....................................................      2
 2. Financial Highlights  .............................................      3
 3. Investment Program  ...............................................      4
 4. Investment Restrictions  ..........................................      7
 5. How to Invest in the Fund  ........................................      7
 6. How to Redeem Shares  .............................................     10
 7. Telephone Transactions  ...........................................     10
 8. Dividends and Taxes  ..............................................     10
 9. Management of the Fund  ...........................................     12
10. Investment Advisor  ...............................................     12
11. Administrator  ....................................................     13
12. Distributor  ......................................................     13
13. Custodian, Transfer Agent,
    Accounting Services ...............................................     13
14. Performance Information  ..........................................     14
15. General Information  ..............................................     14




                                      LOGO



                                     ISI
                                   MANAGED
                                MUNICIPAL FUND
                                    SHARES
                             (A Class of Managed
                            Municipal Fund, Inc.)

   A mutual fund with the investment objective of a high level of total return with relative stability of principal and secondarily, high current income through investment in a portfolio consisting primarily of municipal obligations the interest on which is exempt from federal income tax.


                                MARCH 1, 1996



                                                                      PROSPECTUS

                      STATEMENT OF ADDITIONAL INFORMATION

                         ----------------------------


                         MANAGED MUNICIPAL FUND, INC.

                           135 East Baltimore Street
                           Baltimore, Maryland 21202

                         ----------------------------


          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS, WHICH MAY BE OBTAINED FROM YOUR PARTICIPATING DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR CALLING ALEX. BROWN & SONS INCORPORATED, 135 EAST BALTIMORE ST., BALTIMORE, MARYLAND 21202, (800) 767-FLAG (FOR THE FLAG INVESTORS SHARES CLASS) OR BY WRITING OR CALLING ARMATA FINANCIAL CORP., P.O. BOX 515, MARYLAND 21203, (410) 727-1700 (FOR THE ISI SHARES CLASS).




           Statement of Additional Information Dated: March 1, 1996
                 Relating to Prospectuses Dated: March 1, 1996
                                      of
             Flag Investors Managed Municipal Fund Class A Shares
                                      and
                       ISI Managed Municipal Fund Shares


                               TABLE OF CONTENTS

                                                                                                   Page
                                                                                                   ----

 1.      General Information and History .............................................................1

 2.      Investment Objective and Policies ...........................................................1

 3.      Valuation of Shares and Redemption...........................................................7

 4.      Federal Tax Treatment of Dividends
         and Distributions............................................................................7

 5.      Management of the Fund......................................................................11

 6.      Investment Advisory and Other Services......................................................15

 7.      Administration..............................................................................16

 8.      Distribution of Fund Shares ................................................................17

 9.      Portfolio Transactions......................................................................20

10.      Capital Stock ..............................................................................21

11.      Reports.....................................................................................22

12.      Custodian, Transfer Agent and Accounting Services ..........................................22

13.      Independent Accountants ....................................................................23

14.      Performance Information ....................................................................23

15.      Control Persons and Principal Holders of
         Securities  ................................................................................25

16.      Financial Statements    ....................................................................25


1. GENERAL INFORMATION AND HISTORY

                  Managed Municipal Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers two classes of shares: Flag Investors Managed Municipal Fund Class A Shares, (the "Flag Investors Shares Class") and ISI Managed Municipal Fund Shares (the "ISI Shares Class"). There are two separate prospectuses for the Fund's shares: one for the Flag Investors Shares Class and one for the ISI Shares Class. Each prospectus contains important information concerning the classes of shares offered thereby and the Fund, and may be obtained without charge from Alex. Brown & Sons Incorporated ("Alex. Brown"), 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 767-FLAG), or Armata Financial Corp. ("Armata"), P.O. Box 515, Baltimore, Maryland 21203 (telephone: (410) 727-1700) or from Participating Dealers which offer shares of the respective classes of the Fund ("Shares") to prospective investors. As used herein the term "Prospectus" describes information common to the prospectuses of the two classes of the Fund's shares. Otherwise the term "Prospectus" will be modified by the appropriate class designation. As used herein, the "Fund" refers to Managed Municipal Fund, Inc. and specific references to any class of the Fund's shares will be made by using the name of such class. Prospectuses may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement respecting the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                  The Fund was incorporated under the laws of the State of Maryland on January 5, 1990. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its Shares under the Securities Act of 1933, and commenced operations on February 26, 1990. The Fund has offered the Flag Investors Managed Municipal Fund Class A Shares since October 23, 1990.

                  For the period from November 9, 1992 through February 27, 1994, the Fund offered another class of shares: Flag Investors Managed Municipal Fund Class B Shares. Shares of that class were renamed the Flag Investors Managed Municipal Fund Class D Shares and are no longer being offered.

                  Under a License Agreement dated October 23, 1990, between the Fund and Alex. Brown Incorporated, Alex. Brown Incorporated licenses to the Fund the "Flag Investors" name and logo, but retains rights to that name and logo, including the right to permit other investment companies to use them.

2. INVESTMENT OBJECTIVE AND POLICIES

                  The Fund's investment objective is a high level of total return with relative stability of principal, and secondarily, a high level of current income exempt from federal income tax through investing in a portfolio consisting primarily of municipal obligations ("Municipal Obligations"). There can be no assurance that the Fund will achieve its investment objective.

                  Municipal Obligations include debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. For a discussion of quality, maturity and other criteria the Fund applies in investing in Municipal Obligations, see "Investment Objective and Policies" in the Prospectus.

                  Municipal Obligations can be classified into three principal categories: "general obligation bonds", "revenue bonds" and "notes". General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer. Revenue bonds include, in most cases, "tax exempt industrial development bonds", i.e., bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities. Tax-exempt industrial development bonds do not generally carry the pledge of the credit of the issuing municipality, but are generally guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments used to provide for short-term capital needs. They are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.


                  At least 75% of the Fund's portfolio of Municipal Obligations will be invested in securities rated, at the time of purchase, higher than A by Moody's or S&P or municipal notes rated at the time of purchase, MIG-1 or MIG-2 by Moody's or SP-1 by S&P. The ratings of Moody's for tax-exempt bonds in which the Fund may invest are Aaa, Aa1, Aa, and A1. Bonds rated Aaa are judged by Moody's to be of the "best quality". The rating of Aa is assigned by Moody's to bonds which are of "high quality by all standards" but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds comprise what are generally known as "high grade bonds". Bonds rated A by Moody's possess many favorable investment attributes and are considered as upper-medium-grade obligations. The numerical modifier 1, in the generic rating classifications of A and Aa indicates that the obligation ranks in the higher end of its generic rating category. The ratings of S&P for tax-exempt bonds in which the Fund may invest are AAA, AA+, AA, AA-, and A+. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation. Such rating is intended to indicate an extremely strong capacity to repay principal and pay interest. Bonds rated AA by S&P are also intended to qualify as high-quality debt obligations. Such rating is intended to indicate a very strong capacity to repay principal and pay interest, and in the majority of instances bonds with such rating differ from AAA issues to a small degree. Bonds rated A by S&P have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories. The addition of a plus or minus sign to the A or AA categories shows relative standing within these rating categories. The two highest rating categories by Moody's for tax-exempt notes are MIG 1 and MIG 2. Notes bearing the designation MIG 1 are judged by Moody's to be of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancings. Notes bearing the designation MIG 2 are judged by Moody's to be of high quality, with margins of protection ample although not so large as in the preceding group. The highest S&P rating for municipal notes issued on or after July 29, 1984 is "SP-1". Prior to July 29, 1984, municipal notes carried the same symbols as municipal bonds. The designation "SP-1" is intended to indicate a very strong capacity to pay principal and interest. A "+" is added for those issues determined by S&P to possess very strong characteristics. Only municipal note issues with a rating by S&P of SP-1 or higher will qualify for the 75% requirement.

                  The Fund may invest up to 25% of its portfolio of Municipal Obligations in municipal bonds rated A by Moody's or S&P or in municipal notes bearing the designation MIG 3 by Moody's or SP-2 by S&P. Notes bearing the MIG 3 are judged by Moody's to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. S&P grants a rating of SP-2 to a note when it believes the issuer has a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


                  The ratings of Moody's and S&P represent each service's opinion as to the quality of the municipal bonds or notes rated. It should be emphasized that ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Subsequent to its purchase by the Fund, an issue of municipal bonds or notes may cease to be rated, or its ratings may be reduced. Neither event requires the elimination of that obligation from the Fund's portfolio, but will be a factor in determining whether the Fund should continue to hold that issue in its portfolio.

                  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. See "Federal Tax Treatment of Dividends and Distributions" for the effect of current federal tax law on this exemption.

                  "When-Issued" Securities: The Fund may purchase securities on a "when-issued" basis. When the Fund commits to purchase a security on a "when-issued" basis, it will set up procedures consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, cash equivalents or U.S. Government securities or other high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such basis may involve more risks than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" securities before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made and any gain would not be tax-exempt. At the time the Fund makes the commitment to purchase or sell securities on a "when-issued" basis, it will record the transaction and thereafter reflect the value of such security purchased in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.

Futures Contracts: The Fund may enter into futures contracts based on municipal bond indices ("Futures Contracts"). A Futures Contract based on a municipal bond index provides for a cash payment, equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index "multiplier". The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index, and its composition is changed periodically. Futures Contracts have been designed by exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

                  At the same time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). The initial deposit varies but may be as low as 5% or less of the value of the contract. Daily thereafter, the Futures Contract is valued and the payment of "variation margin" may be required since each day the Fund would provide or receive cash that reflect any decline or increase in the contract's value.

                  Although Futures Contracts call for the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. The Fund incurs brokerage fees when it purchases and sells Futures Contracts. The purpose of the acquisition or sale of a Futures Contract, in the case of a portfolio such as that of the Fund which holds or intends to acquire long-term fixed income securities, is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling long-term fixed income securities. For example, if the Fund owns long-term bonds and interest rates were expected to increase, the Fund might sell index Futures Contracts. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline but the value of the Futures Contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, the use of Futures Contracts as an investment technique allows the Fund to maintain a hedging position without having to sell its portfolio securities.

                  Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could then buy long-term bonds on the cash market. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of cash, cash equivalents or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts.

                  Although the Fund will invest in Futures Contracts for hedging purposes, Futures Contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the investment judgment of the Fund's investment advisor, International Strategy and Investment Inc. ("ISI" or the "Advisor") about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

                  Various additional risks exist with respect to the trading of futures. For example, the Fund's ability effectively to hedge all or a portion of its portfolio through transactions in such instruments will depend on the degree to which price movements in the underlying index correlate with price movements in the relevant portion of the Fund's portfolio. The trading of futures entails the additional risk of imperfect correlation between movements in the futures price and the price of the underlying index. The Fund's ability to engage in futures strategies will also depend on the availability of liquid markets in such instruments. Transactions in these instruments are also subject to the risk of brokerage firm or clearing house insolvencies. The liquidity of a secondary market in a Futures Contract may be adversely affected by "daily price fluctuation limits", established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit. In addition, the exchanges on which futures are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Advisor may still not result in a successful transaction.

                  Repurchase Agreements: The Fund may agree to purchase securities issued by the United States Treasury ("U.S. Treasury Securities") from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Such repurchase agreements will be fully collateralized and the Fund will enter into such agreements only with banks and broker-dealers which are judged creditworthy by the Fund's Board of Directors. The Fund's procedures regarding repurchase agreements are discussed in greater detail in the Fund's Prospectus. The collateral for these repurchase agreements will be held by the Fund's custodian or by a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board of Directors under criteria established with the assistance of the Advisor. The list of approved banks and broker-dealers will be monitored regularly by the Advisor and reviewed at least quarterly by the Fund's Board of Directors. The seller under a repurchase agreement may be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

Investment Restrictions

                  The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. Accordingly, the Fund will not:

                   1. Invest in real estate or mortgages on real estate, provided that the Fund may purchase securities secured or otherwise supported by interests in real estate;

                   2. Purchase or sell commodities or commodities contracts, provided that for purposes of this restriction financial futures contracts are not considered commodities or commodities contracts.

                   3. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

                   4. Issue senior securities, provided that investments in financial futures contracts and when-issued securities shall not be deemed to involve issuance of a senior security;

                   5. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies;

                   6. Effect short sales of securities;

                   7. Purchase securities on margin except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions;

                   8. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs or leases; or

                   9. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days.

                  The following are investment restrictions that may be changed by a vote of a majority of the Board of Directors. The Fund will not:

                   1. Purchase any securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years;

                   2. Invest in shares of any other investment company registered under the Investment Company Act, other than in connection with a merger, consolidation, reorganization or acquisition of assets;

                   3. Purchase or retain the securities of any issuer if to the knowledge of the Fund any officer or Director of the Fund or its investment advisor owns beneficially more than .5% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer;

                   4. Invest in companies for the purpose of exercising management or control;

                   5. Invest in puts or calls or any combination thereof, provided that the Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio; or

                   6. Purchase warrants.

3. VALUATION OF SHARES AND REDEMPTION

Valuation of Shares

                  The net asset value per Share is determined once daily as of 4:00 p.m. (Eastern Time) each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                  Net asset value per share of a class is calculated by valuing all assets held by the Fund, deducting liabilities attributable to all shares and any liabilities attributable to the specific class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities will be given their market value where feasible. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices, because such valuations are believed to reflect more accurately the fair value of such securities. Use of the pricing service has been approved by the Board of Directors. Short-term obligations (i.e., those with maturities of 60 days of less) are valued at amortized cost, which constitutes fair value as determined by the Board of Directors. Futures Contracts will normally be valued at the settlement price on the exchange on which they are primarily traded. Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Directors.

Redemption

                  Under normal circumstances, the Fund will redeem Shares by check as described in the Prospectus. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

                  The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

4. FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

                  The following is only a summary of certain additional federal tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

                  The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

                  The Fund intends to be taxed as a regulated investment company (a "RIC") under Subchapter M of the Code. In order to qualify as a RIC for any taxable year, the Fund must (1) derive at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stocks or securities, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business in investing in such stocks or securities (the "Income Requirement"), and (2) derive less than 30% of its gross income from gains on the sale or other disposition of stocks or securities held for less than three months ("Short-Short Gain Test").

                  In addition, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of any one issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any one issuer). In addition, at the close of each quarter of the Fund's taxable year, no more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities and securities of other RICs), of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). The Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase.

                  Under Subchapter M, the Fund is exempt from federal income tax on its net investment income and net capital gains (the excess of net long-term capital gains over net short-term capital losses) which it distributes to shareholders, provided that it distributes each year at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income (the "Distribution Requirement"), and complies with certain other requirements of the Code. The Distribution Requirement for any year may be waived if the Fund establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).


                  Although the Fund intends to distribute substantially all of its net investment income and capital gains for any taxable (i.e. fiscal) year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

Fund Distributions

                  Distributions of investment company taxable income will generally be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in Shares.

                  As noted in the Prospectus, exempt-interest dividends are excludable from a shareholder's gross income for regular federal income tax purposes. Exempt-interest dividends may nevertheless be subject to the alternative minimum tax imposed by Section 55 of the Code (the "Alternative Minimum Tax") or the environmental tax imposed by Section 59A of the Code (the "Environmental Tax"). The Alternative Minimum Tax is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Environmental Tax is imposed at the rate of 0.12% and applies only to corporate taxpayers. The Alternative Minimum Tax and the Environmental Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax and the Environmental Tax. The Fund intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax and the Environmental Tax.

                  The percentage of income that constitutes "exempt-interest dividends" will be determined for each year for the Fund and will be applied uniformly to all dividends declared with respect to the Fund during that year. This percentage may differ from the actual percentage for any particular day.

                  The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held Fund Shares. Conversely, if the Fund elects to retain its net capital gains, it will be taxed thereon at the applicable corporate tax rate. In this event, it is expected that the Fund also will elect to have shareholders treated as having received a distribution of such gains, with the result that they will be required to report such gains on their returns as long-term capital gains, will receive a refundable tax credit for their allocable share of federal income tax paid by the Fund on the gains, and will increase the tax basis for their Shares by an amount equal to 65% of the deemed distribution.

                   Generally, gain or loss on the sale, exchange or redemption of a Share will be capital gain or loss which will be long-term if the Share has been held for more than one year and otherwise will be short-term. However, if a shareholder recognizes a loss on the sale, exchange or redemption of a Share held for six months or less, such loss will be treated as a long-term capital loss to the extent that any capital gains distributions have been paid with respect to such Share (or any undistributed net capital gains of the Fund with respect to such Share is included in determining the shareholder's long-term capital gains). Similarly, any loss recognized by a shareholder with respect to Shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such Shares. In addition, any loss recognized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). Investors should particularly note that this loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

                  Investors should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those purchasing just prior to an ordinary income dividend or capital gains distribution will be taxable on the entire amount of the dividend or distribution received, even though the net asset value per Share on the date of such purchase may have reflected the amount of such forthcoming dividend or distribution.

                  If for any taxable year the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will generally be eligible for the 70% dividends received deduction in the case of corporate shareholders.

                  The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of distributions payable to any shareholder who (1) has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding.

                  The Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year.

Federal Excise Tax; Miscellaneous Considerations

                  The Code imposes a nondeductible 4% federal excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gains net income for the one-year period ending on October 31 of such calendar year. The excise tax is imposed on the undistributed part of this required distribution. In addition, the balance of such income must be distributed during the next calendar year to avoid liability for the excise tax in that year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. For this purpose, in determining its capital gain net income for the one-year period ending on October 31 of such calendar year, the Fund must reduce its capital gain net income by the amount of any net ordinary loss for the calendar year (but not below the net capital gains for the one-year period ending on October 31). Because the Fund intends to distribute all of its income currently (or to retain at most its "net capital gains" and pay tax thereon), the Fund does not anticipate incurring any liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability and, in addition, that the liquidation of such investments in such circumstances may affect the ability of the Fund to satisfy the Short-Short Gain Test.

                   Interest on indebtedness incurred or continued by shareholders to purchase or carry Shares of the Fund will not be deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their

"dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

                  Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing Shares. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in trade or business a part of such a facility.

                  Issuers of bonds purchased by the Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

                   Rules of state and local taxation of distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders of the Fund should consult with their tax advisors regarding the application of the rules set forth above to their particular circumstances and also regarding the application of state and local tax laws to an investment in the Fund.

5. MANAGEMENT OF THE FUND

Directors and Officers


                  The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is 717 Fifth Avenue, New York, New York 10022.

*EDWARD S. HYMAN, Chairman and Director (4/8/45)
                   Chairman, International Strategy and Investment Inc., 1991-Present; Formerly, Vice Chairman and Member of the Board of Directors, C.J. Lawrence Inc. (money manager), 1972-1991.

*R. ALAN MEDAUGH, Director and President (8/20/43)
                   President, International Strategy and Investment Inc.; Formerly, Managing Director, C.J. Lawrence Fixed Income Management (money manager).

*W. JAMES PRICE, Vice Chairman and Director (10/6/24)
                   6885 North Ocean Boulevard, Apartment 306, Ocean Ridge, Florida 33435-3342. Director, Boca Research, Inc. (computer peripherals). Managing Director Emeritus, Alex. Brown & Sons Incorporated; Formerly, Director, CSX Corporation

                   (transportation and natural resources company) and PHH Corporation (business services).

 *RICHARD T. HALE, Vice Chairman and Director (7/17/45)
                   Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, MD 21202. Managing Director, Alex. Brown & Sons Incorporated; Chartered Financial Analyst.

  JAMES J. CUNNANE, Director (3/11/38)
                   CBC Capital, 264 Carlyle Lake Drive, St. Louis, Missouri 63141. Managing Director, CBC Capital (merchant banking), 1993-Present; Formerly, Senior Vice President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993 and Director, The Arch Fund (mutual fund).

  JOHN F. KROEGER, Director (8/11/24)
                   P.O. Box 464, 24875 Swan Road-Martingham, St. Michaels, Maryland 21663. Director/Trustee, AIM Funds (registered investment companies); Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm); General Manager, Shell Oil Company.

  LOUIS E. LEVY, Director (11/16/32)
                   26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (finance and banking); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Partner, KPMG Peat Marwick, retired 1990.

  EUGENE J. MCDONALD, Director (7/14/32)
                   Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and healthcare).

  HARRY WOOLF, Director (8/12/23)
                   Institute for Advanced Study, South Olden Lane, Princeton, New Jersey 08540. Professor-at-Large Emeritus, Institute for Advanced Study; Director, ATL and Spacelabs Medical Corp. (medical equipment) and Family Health International (non-profit research and education); Trustee, Reed College (education); Director, Research America (non-profit medical research); Formerly, Trustee, Rockefeller Foundation; and Director, Merrill Lynch Cluster C Funds (registered investment companies).

  EDWARD J. VEILLEUX, Vice President (8/26/43)
                   Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, MD 21202. Principal, Alex. Brown & Sons Incorporated; President, Investment Company Capital Corp. (registered investment advisor); Vice President, Armata Financial Corp. (registered broker-dealer).

  NANCY LAZAR, Vice President (8/1/57)
                   Executive Vice President and Secretary, International Strategy and Investment Inc., 1991-Present; Formerly, Vice President, C.J. Lawrence Inc. (money manager), 1981-1991.

  BRIAN C. NELSON, Vice President and Secretary (7/31/59)
                   Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, MD 21202. Vice President, Alex. Brown & Sons Incorporated, Investment Company Capital Corp. (registered investment advisor) and Armata Financial Corp. (registered broker-dealer); Assistant Secretary, The Glenmede Fund, Inc. and The Glenmede Portfolios (mutual funds).

  CARRIE L. BUTLER, Vice President (5/1/67)
                   Vice President, International Strategy and Investment Inc.; Formerly, Mutual Fund Sales Assistant, C.J. Lawrence Fixed Income Management (money manager), 1989-1991.

  JOSEPH A. FINELLI, Treasurer (1/24/57)
                   Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, MD 21202. Vice President, Alex. Brown & Sons Incorporated, September 1995-Present; Treasurer, The Glenmede Fund, Inc. and The Glenmede Portfolios (mutual funds), December 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (mutual funds) and Vice President, Delaware Management Company Inc., 1980-August 1995.

  DENICE DE FLORIO, Assistant Vice President (4/23/69)
                   Assistant Vice President, International Strategy and Investment Inc., March 1995-Present; Formerly, Assistant Portfolio Manager, Smith Barney's Municipal Money Market Funds and Taxable Money Market Funds, February 1993-February 1995 and Portfolio Administrator, Offitbank, September 1991-February 1995.

  LAURIE D. DePRINE, Assistant Secretary (1/1/66)
                   Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, MD 21202. Asset Management Department, Alex. Brown & Sons Incorporated, 1991 to Present; Formerly, Student, 1989-1991.

--------
* A Director who is an "interested person" as defined in the Investment Company Act.

                   Directors and officers of the Fund are also directors or officers of some or all of the other investment companies advised, distributed, administered or managed by Alex. Brown, Armata Financial Corp., or by any of their respective affiliates. There are currently 12 funds in the Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Hyman serves as a Director of three funds in the Fund Complex. Mr. Medaugh serves as Director and President of one fund and as President of two other funds in the Fund Complex. Mr. Hale serves as President and Director of one fund, Vice President of one fund and as a Director of 10 other funds in the Fund Complex. Mr. Price serves as a Director of seven funds in the Fund Complex. Messrs. Cunnane, Kroeger, Levy, McDonald and Woolf serve as Directors of each fund in the Fund Complex. Ms. Lazar and Ms. Butler serve as Vice Presidents and Ms. De Florio serves as an Assistant Vice President of three funds in the Fund Complex. Mr. Veilleux serves as Executive Vice President of one fund and as Vice President of each of the other funds in the Fund Complex. Mr. Nelson serves as Vice President and Secretary, Mr. Finelli serves as Treasurer and Ms. DePrine serve as Assistant Secretary, respectively, of each of the funds in the Fund Complex.

                  Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of Alex. Brown, Armata Financial Corp., ISI or the Fund's administrator may be considered to have received remuneration indirectly. As compensation from the Fund, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (a "Non-Interested Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at Board and committee meetings) from all Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. for which he serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended October 31, 1995, Non-Interested Directors' fees attributable to the assets of the Fund totalled $7,501. The following table shows aggregate compensation paid to each of the Fund's Directors by the Fund and the Fund Complex, respectively, in the fiscal year ended October 31, 1995.


                                                      COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------
Name of Person,                       Aggregate Compensation From                 Total Compensation From the
Position                             the Fund for the Fiscal Year                  Fund and Fund Complex Paid
                                       Ended October 31, 1995                  to Directors for the Fiscal Year
                                                                                      Ended October 31, 1995
-----------------------------------------------------------------------------------------------------------------
*Edward S. Hyman                                 $0                                             $0
  Chairman

*R. Alan Medaugh                                 $0                                             $0
  Director & President

*Richard T. Hale                                 $0                                             $0
  Vice Chairman

*W. James Price                                  $0                                             $0
  Vice Chairman

James J. Cunnane                                 $932(1)                                   $29,250 for service on
  Director                                                                            13 Boards in Fund Complex(2)

N. Bruce Hannay**                               $1,260(1)                                  $39,000 for service on
  Director                                                                            13 Boards in Fund Complex(2)

John F. Kroeger                                 $1,386(1)                                  $42,900 for service on
  Director                                                                            13 Boards in Fund Complex(2)

Louis E. Levy                                   $1,260(1)                                  $39,000 for service on
  Director                                                                            13 Boards in Fund Complex(2)

Eugene J. McDonald                              $1,260(1)                                  $39,000 for service on
  Director                                                                            13 Boards in Fund Complex(2)

Harry Woolf                                     $1,260(1)                                  $39,000 for service on
  Director                                                                            13 Boards in Fund Complex(2)

------------

* A Director who is an "interested person" as defined in the Investment Company Act.

**   Retired, effective January 31, 1996.

(1) Of the amounts paid to Messrs. Cunnane, Hannay, Kroeger, Levy, McDonald and Woolf, $932, $919, $0, $0, $1,260 and $1,260, respectively, was deferred pursuant to a deferred compensation plan.

(2)  One of these funds ceased operations on May 17, 1995.

                  The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of five years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by him in his last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by him in his last year of service. The fee will be paid quarterly, for life, by each Fund for which he serves. The Retirement Plan is unfunded and unvested. Messrs. Kroeger and Woolf have qualified but have not yet received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994 and a Director who retired effective January 31, 1996, each of whom has qualified for the Retirement Plan and will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fee is allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

                  Beginning in December, 1994, any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his annual compensation pursuant to a Deferred Compensation Plan.

Code of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act (the "Code of Ethics"). The Code of Ethics significantly restricts the personal investing activities of all employees of the Advisor and the directors and officers of the Fund's distributors. As described below, the Code of Ethics imposes additional, more onerous, restrictions on the Fund's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

         The Code of Ethics requires that all employees of the Advisor, any director or officer of the Fund's distributors, and all Non-Interested Directors, preclear any personal securities investments (with limited exceptions, such as non-volitional purchases or purchases which are part of an automatic dividend reinvestment plan). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security.


6. INVESTMENT ADVISORY AND OTHER SERVICES

                   ISI serves as the Fund's investment advisor pursuant to an investment advisory agreement dated as of April 1, 1991 (the "Investment Advisory Agreement"). ISI is a registered investment advisor that was formed in January, 1991. ISI employs Messrs. Edward S. Hyman, the Fund's Chairman and
R. Alan Medaugh, the Fund's President. ISI is also the investment advisor to Total Return U.S. Treasury Fund, Inc. and North American Government Bond Fund, Inc.

                   Under the Investment Advisory Agreement, the Advisor obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. Any investment program undertaken by the Advisor will at all times be subject to policies and control of the Fund's Board of Directors. The Advisor will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by the Advisor without reimbursement by the Fund for any costs. The Advisor shall not be liable to the Fund or its shareholders for any act or omission by the Advisor or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. As compensation for its services, the Advisor is entitled to receive an annual fee from the Fund, payable monthly, at the annual rate of .40% of the Fund's average daily net assets. The Advisor and the Administrator have voluntarily agreed to reduce proportionately their respective annual fees, if necessary, so that the Fund's annual expenses do not exceed .90% of the respective average net assets of the Flag Investors Shares and the ISI Shares Classes. The services of the Advisor to the Fund are not exclusive and the Advisor is free to render similar services to others.

                  In addition, the Advisor has agreed to reduce its aggregate fees on a monthly basis for any fiscal year to the extent required so that the amount of the ordinary expenses of the Fund (excluding brokerage commissions, interest, taxes and extraordinary expenses such as legal claims, liabilities, litigation costs and indemnification related thereto) paid or incurred by the Fund for such fiscal year does not exceed the expense limitations applicable to the Fund imposed by the securities laws or regulations of the states in which the Shares are registered or qualified for sale, as such limitations may be raised or lowered from time to time. Currently, the most restrictive of such expense limitations requires the Advisor to reduce its fees to the extent required so that ordinary expenses of the Fund (excluding brokerage commissions, interest, taxes and extraordinary expenses such as legal claims, liabilities, litigation costs and indemnification related thereto) do not exceed 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of the Fund's average daily net assets and 1.5% of the Fund's average daily net assets in excess of $100 million. In addition, if required to do so by any applicable state securities laws or regulations, the Advisor will reimburse the Fund to the extent required to prevent the expense limitations of any state law or regulation from being exceeded.

                  The Advisor is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors. Because purchases and sales of securities by the Fund will usually be principal transactions, the Fund will incur little, if any, brokerage commission expense. The Advisor's primary consideration in effecting securities transactions will be to obtain best price and execution. To the extent that the execution and prices of more than one dealer are comparable, the Advisor may, in its discretion, effect transactions with dealers that furnish statistical research or other information or services that may benefit the Fund's investment program.


                  The Investment Advisory Agreement will continue in effect from year to year after its initial two year term if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Non-Interested Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, and by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Investment Advisory Agreement was most recently approved by the Board of Directors in the foregoing manner on September 25, 1995. The Fund or the Advisor may terminate the Investment Advisory Agreement on 60 days' written notice without penalty.

The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the Investment Company Act). For the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993, ISI received fees from the Fund of $531,628, $563,840 and $485,646, respectively and from such amounts waived fees of $177,885, $191,665 and $192,586, respectively.



7. ADMINISTRATION

                  Investment Company Capital Corp. ("ICC" or the "Administrator"), 135 East Baltimore Street, Baltimore, Maryland 21202 provides administration services to the Fund including: monitoring the Fund's regulatory compliance, supervising all aspects of the Fund's service providers, arranging, but not paying for, the printing and mailing of prospectuses, proxy materials and shareholder reports, preparing and filing all documents required by the securities laws of any state in which the Shares are sold, establishing the Fund's budgets, monitoring the Fund's distribution plan, preparing the Fund's financial information and shareholder reports, calculating dividend and distribution payments and arranging for the preparation of state and federal tax returns.


                  As compensation for providing administration services to the Fund, the Administrator is entitled to receive an annual fee, calculated daily and paid monthly, at the annual rate of .20% of the Fund's average daily net assets. The Administrator and the Advisor have voluntarily agreed to reduce proportionately their respective fees, if necessary, so that the annual expenses for the Flag Investors Shares and the ISI Shares Classes do not exceed .90% of such classes' respective average daily net assets. For the fiscal year ended October 31, 1995 and for the period from January 1, 1994 through October 31, 1994, ICC received fees of $265,814 and $234,666, respectively, and from such amounts waived fees of $88,942 and $80,446, respectively. Prior to January 1, 1994, Alex. Brown provided administration services to the Fund. For the period from November 1, 1993 through December 31, 1993 and for the fiscal year ended October 31, 1993, Alex. Brown received fees (net of fee waivers) of $31,868 and $150,530, respectively.


                  ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.") ICC is a wholly-owned subsidiary of Alex. Brown and an affiliate of Armata.

8. DISTRIBUTION OF FUND SHARES

                  The Flag Investors Managed Municipal Fund Class A Shares Distribution Agreement provides that Alex. Brown has the exclusive right to distribute the Flag Investors Managed Municipal Fund Class A Shares either directly or through other broker-dealers. The ISI Managed Municipal Fund Shares Distribution Agreement provides that Armata has the exclusive right to distribute ISI Managed Municipal Fund Shares, either directly or through other broker-dealers. Armata is a broker-dealer that was formed in 1983 and is an affiliate of Alex. Brown and ICC. (The ISI Managed Municipal Fund Shares Distribution Agreement and the Flag Investors Managed Municipal Fund Class A Shares Distribution Agreement are herein collectively referred to as the "Distribution Agreements"). The Distribution Agreements further provide that the distributors on behalf of the relevant class, will: solicit and receive orders for the purchase of Shares; accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective Prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible; receive requests for redemptions and transmit such redemption requests to the Fund's transfer agent as promptly as possible; and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Neither Alex. Brown nor Armata have undertaken to sell any specific number of Shares. The Distribution Agreements further provide that, in connection with the distribution of Shares, Alex. Brown and Armata will be responsible for all of their respective promotional expenses. The services provided by Alex. Brown and Armata to the Fund are not exclusive, and they are free to provide similar services to others. Alex. Brown and Armata shall not be liable to the Fund or its shareholders for any act or omission by them or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

                  Alex. Brown and Armata have entered into Sub-Distribution Agreements with certain broker-dealers ("Participating Dealers") under which the Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund.

                  As compensation for providing distribution services as described above, Alex. Brown and Armata each receive an annual fee, paid monthly, equal to .25% of the average daily net assets of the Flag Investors Shares and the ISI Class Shares, respectively. Alex. Brown and Armata expect to allocate most of their annual fees to investment representatives and up to all of their fees to Participating Dealers who enter into Sub-Distribution Agreements with Alex. Brown or Armata, respectively.


                  Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for each of its classes of shares (the "Plans"). Under the Plans, the Fund pays a fee to Alex. Brown and Armata for distribution and other shareholder servicing assistance as set forth in the Distribution Agreements, and Alex. Brown and Armata are authorized to make payments out of the fee to their investment representatives and to Participating Dealers. The Distribution Agreements, including the Distribution Plans and forms of Sub-Distribution Agreement, were most recently approved by the Fund's Board of Directors, including a majority of the Non-Interested Directors on September 25, 1995. The Distribution Agreements and the Plans encompassed therein will remain in effect from year to year as specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Non-Interested Directors by votes cast in person at a meeting called for such purpose.


                  In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time and the Distribution Agreements may be terminated at any time upon 60 days' notice, in either case without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). Any Sub-Distribution Agreement may be terminated in the same manner at any time. The Distribution Agreements and any Sub-Distribution Agreement shall automatically terminate in the event of assignment.

                  During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to Alex. Brown and Armata pursuant to the Distribution Agreements and to broker-dealers pursuant to

Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Non-Interested Directors shall be committed to the discretion of the Non-Interested Directors then in office.

                   In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which Alex. Brown and Armata will allocate a portion of their respective distribution fees as compensation for such financial institutions' ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations from various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the Shareholder Servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review this Prospectus in conjunction with any such institution's fee schedule. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

                  Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to Alex. Brown and Armata under the Plans. Payments under the Plans are made as described above regardless of Alex. Brown's or Armata's actual cost of providing distribution services and may be used to pay Alex. Brown's and Armata's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Flag Investors Shares or the ISI Shares is less than .25% of the respective classes' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by Alex. Brown and Armata, as appropriate. The Plans do not provide for any charges to the Fund for excess amounts expended by Alex. Brown and Armata and, if the Plans are terminated in accordance with their terms, the obligation of the Fund to make payments to Alex. Brown and Armata pursuant to the Plans will cease and the Fund will not be required to make any payments past the date the related Distribution Agreement terminates.


                  For the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993, Armata received 12b-1 fees from the Fund of $212,053, $217,473 and $173,304, respectively, for distribution of the ISI Class Shares. During the same periods, Armata paid $202,553, $205,956 and $167,726, respectively, to Participating Dealers and financial institutions. Armata received no brokerage commissions from the Fund during these periods. In addition, for the fiscal year ended October 31, 1995, Armata incurred expenses of $6,792 for advertising and $5,811 for printing and mailing prospectuses to prospective investors. For the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993, Alex. Brown received 12b-1 fees of $120,214, $130,687 and $125,492, respectively from the Fund for distribution of the Flag Investors Class A Shares. During the same periods Alex. Brown paid $110,093, $119,258 and $71,559, respectively, to its investment representatives and paid $9,238, $5,277 and $4,099, respectively, to Participating Dealers and financial institutions. Alex. Brown received no brokerage commissions from the Fund during these periods. In addition, for the fiscal year ended October 31, 1995, Alex. Brown incurred expenses of $0 for advertising and $11,365 for printing and mailing prospectuses to prospective investors. For the period from November 9, 1992 through February 28, 1994, Alex. Brown was also distributor for the Flag Investors Class D Shares (known at such time as the Flag Investors Class B Shares) pursuant to a Plan of

Distribution in effect for such class. For distribution services for such shares for the period from November 1, 1993 through October 19, 1994 and for the period from November 9, 1992 through October 31, 1993, Alex. Brown received from the Fund 12b-1 fees of $10,173 and $11,359, respectively, and paid $0 to its investment representatives and $0 to Participating Dealers.

                   For the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993, Alex. Brown received sales commissions on the Flag Investors Class A Shares of $63,394, $128,141 and $220,671, and from such amounts retained $62,002, $125,181 and $217,701 in each such year, respectively. For the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993, Armata received sales commissions on the ISI Class Shares of $353,850, $184,450 and $862,747 and from such amounts retained $18,641, $28,864 and $122,125 in each such year, respectively.

                  The Fund has paid all costs associated with its organization and registration under the Securities Act of 1933 and the Investment Company Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Non-Interested Directors, and of independent public accountants, in connection with any matter relating to the Fund; a portion of membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by Alex. Brown, ICC or Armata. Absent fee waivers for the fiscal year ended October 31, 1995, the Fund's Total Operating Expenses were 1.10% of its average net assets.


9. PORTFOLIO TRANSACTIONS

                  The Advisor is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates. The Advisor may direct purchase and sale orders to any broker-dealer.

                  Municipal obligations and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Advisor attempts to negotiate with underwriters to decrease the commission or concession for the benefit of the Fund. The Advisor normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving Futures Contracts. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession.

                   The Advisor's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, the Advisor may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by the Advisor to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to the Advisor with clients other than the Fund.


                  Similarly, any research services received by the Advisor through placement of portfolio transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to the Advisor by a broker-dealer. The Advisor is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisor's research and analysis. Therefore, it may tend to benefit the Fund by improving the Advisor's investment advice. The Advisor's policy is to pay a broker-dealer higher commissions for particular brokerage transactions, if any, than might be charged if a different broker-dealer had been chosen when, in the Advisor's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, the Advisor is also authorized to pay broker-dealers higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. During the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993 no brokerage commissions were paid by the Fund for research services.

                  The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of October 31, 1995, the Fund held a 5.75% repurchase agreement issued by Goldman Sachs & Co. valued at $12,982,000. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.


                  The Advisor manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. The Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

10. CAPITAL STOCK

                  The Fund is authorized to issue forty million Shares of common stock, par value $.001 per Share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.


                   The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of shares by the Directors at any time without shareholder approval. The Fund has created four classes of Shares: ISI Managed Municipal Fund Shares, Flag Investors Managed Municipal Fund Class A Shares (formerly known as Flag Investors Managed Municipal Fund Shares), Flag Investors Managed Municipal Fund Class B Shares and Flag Investors Managed Municipal Fund Class D Shares. The Flag Investors Managed Municipal Fund Class B Shares and the Flag Investors Managed Municipal Fund Class D Shares are not currently being offered. All Shares of the Fund regardless of class would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series would vote separately. Any such series would be a separately managed portfolio and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of shares issued by a particular series will be identical to every other class and expenses of the Fund (other than 12b-1 fees) are prorated among all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively would be voted on by the holders of such class.


                  Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

                  As used in this Statement of Additional Information, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.


11. REPORTS

                  The Fund furnishes shareholders with semi-annual and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants.


12. CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

                  PNC Bank, National Association ("PNC Bank"), Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, a subsidiary of PNC Bank Corp. has been retained to act as custodian of the Fund's investments. PNC Bank receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by PNC Bank and the Fund. Investment Company Capital Corp., 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080 for the Flag Investors

Shares Class and (800) 882-8585 for the ISI Shares Class) has been retained to act as the Fund's transfer and dividend disbursing agent. As compensation for these services, ICC receives up to $10.62 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended October 31, 1995, such fees totalled $81,033.

                  ICC also provides accounting services to the Fund. As compensation for providing accounting services, ICC is entitled to receive an annual fee, calculated daily and paid monthly as shown below.



           Average Net Assets                 Incremental Annual Accounting Fee
           ------------------                 ---------------------------------

$          0      -       $   10,000,000           $13,000 (fixed fee)
$ 10,000,001      -       $   20,000,000                     .100%
$ 20,000,001      -       $   30,000,000                     .080%
$ 30,000,001      -       $   40,000,000                     .060%
$ 40,000,001      -       $   50,000,000                     .050%
$ 50,000,001      -       $   60,000,000                     .040%
$ 60,000,001      -       $   70,000,000                     .030%
$ 70,000,001      -       $   99,999,999                     .020%
$100,000,001      -       $  500,000,000                     .015%
$500,000,001      -       $1,000,000,000                     .005%
over $1,000,000,000                                          .001%


                    In addition, the Fund will reimburse ICC for the following out-of-pocket expenses incurred in connection with ICC's provision of accounting services: express delivery service, independent pricing and storage. As compensation for providing accounting services for the fiscal year ended October 31, 1995, ICC received fees of $59,938.


                    ICC also serves as the Fund's administrator.

13. INDEPENDENT ACCOUNTANTS

                  The annual financial statements of the Fund are audited by Coopers & Lybrand L.L.P. whose report thereon appears elsewhere herein, and has been included herein in reliance upon the report of such firm of accountants given on their authority as experts in accounting and auditing. Coopers & Lybrand L.L.P. has offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103.

14. PERFORMANCE INFORMATION

                  For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

                          n
                  P(1 + T)  = ERV
                                    - 23 -

  Where:          P        =        a hypothetical initial payment of $1,000

                  T        =        average annual total return

                  n        =        number of years (1, 5 or 10)

                  ERV      =        ending redeemable value at the end of
                                    the 1, 5, or 10 year periods (or
                                    fractional portion thereof) of a
                                    hypothetical $1,000 payment made at the
                                    beginning of the 1, 5 or 10 year periods.



                  Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the Fund's registration statement or the date the Fund (or a series) commenced operations (provided such date is subsequent to the date the registration statement became effective). During its first year of operation the Fund may, in lieu of annualizing its total return, use an aggregate total return calculated in the same manner. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.


                  The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Morningstar, Inc., with the performance of the Lehman Brothers Municipal Bond Index, the Consumer Price Index, the return on 90 day U.S. Treasury bills, the Standard and Poor's 500 Stock Index or the Dow Jones Industrial Average, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For the purpose of other comparisons, the Fund performs a second alternative computation for its aggregate and average annual total return by assuming the investment of $10,000 in Shares and assuming no reinvestment of dividends or other distributions.


                  For these alternative computations, the Fund assumes that the $10,000 invested in Shares is net of all sales charges (as distinguished from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares). The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                  Calculated according to SEC rules, for the one year period ended September 30, 1995, the ending redeemable value of a hypothetical $1,000 payment for ISI Managed Municipal Fund Shares was $1,060, resulting in a total return for such Shares equal to 5.95%. For the five year period ended
September 30, 1995, the ending redeemable value of a hypothetical $1,000 payment for ISI Managed Municipal Fund Shares was $1,468, resulting in an average annual total return for such Shares equal to 7.97%. For the period from February 26, 1990 (effectiveness of the Fund's registration statement) through the end of the Fund's most recent calendar quarter on September 30, 1995, the ending redeemable value of a hypothetical $1,000 payment for ISI Managed Municipal Fund Shares was $1,481, resulting in an average annual total return for such Shares equal to 7.27%.

                  Calculated according to SEC rules for the one year period ended September 30, 1995, the ending redeemable value of a hypothetical $1,000 payment for Flag Investors Managed Municipal Fund Class A Shares was $1,059, resulting in an annual return for such Shares equal to 5.90%. For the period from October 23, 1990 (initial public offering of the Flag Investors Managed Municipal Fund Class A Shares) through the end of the Fund's most recent calendar quarter on September 30, 1995, the ending redeemable value of a hypothetical $1,000 payment for Flag Investors Managed Municipal Fund Class A Shares was $1,376, resulting in an average annual total return for such Shares equal to 6.67%.

                  Calculated according to the first alternative computation, which assumes no sales charge and reinvestment of all distributions, for the one year period ended October 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in either ISI Managed Municipal Fund Shares or Flag Investors Managed Municipal Fund Class A Shares was $11,542, resulting in an average total return equal to 15.42%. For the five year period ended October 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in either ISI Managed Municipal Fund Shares or Flag Investors Managed Municipal Fund Class A Shares was $14,510, resulting in an average annual total return equal to 7.7%. For the period from February 26, 1990 (effectiveness of the Fund's registration statement) through the end of the Fund's most recent fiscal year on October 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in ISI Managed Municipal Fund Shares was $15,606, resulting in an average annual total return for such Shares equal to 8.2%. For the period from October 23, 1990 (initial public offering of the Flag Investors Managed Municipal Fund Class A Shares) through the end of the Fund's most recent fiscal year on October 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in Flag Investors Managed Municipal Fund Class A Shares was $15,220, resulting in an average annual total return for such Shares equal to 8.0%.


                  Any yield quotation of the Fund is based on the annualized net investment income per share of the Fund over a 30 day period. The yield for the Fund is calculated by dividing the net investment income per share of the Fund earned during the period by the maximum offering price per share of the Fund on the last day of that period. The resulting figure is then annualized. Net investment income per share is determined by dividing (i) the dividends and interest earned by the Fund during the period, minus accrued expenses for the period, by (ii) the average number of Fund shares entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The Fund's yield calculations assume a maximum sales charge of 4.45% for the ISI Managed Municipal Fund Shares and 4.50% for the Flag Investors Managed Municipal Fund Class A Shares. The Fund's taxable-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent on the Fund's yield. In calculating taxable-equivalent yield, the Fund assumes certain brackets for shareholders.


                  For the 30 day period ended October 31, 1995, the yield for the ISI Managed Municipal Fund Shares was 4.34% and the yield for the Flag Investors Managed Municipal Fund Class A Shares was 4.34%. For the same 30 day period, the taxable-equivalent yield (for an investor in the 31% tax bracket) was 6.29% for the ISI Managed Municipal Fund Shares and 6.29% for the Flag Investors Managed Municipal Fund Class A Shares.

                   The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the fiscal years ended October 31, 1995 and October 31, 1994, the Fund's portfolio turnover rate was 55% and 37%, respectively.

15. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

                  As of February 8, 1996, to Fund management's knowledge, the following persons owned of record or beneficially 5% or more of the Fund's outstanding Shares.

Flag Investors Shares

     Alex. Brown & Sons Incorporated                5.59%
     FBO 201-57665-18
     P.O. Box 1346
     Baltimore, MD 21203-1346

     Alex. Brown & Sons Incorporated               86.10%*
     135 East Baltimore Street
     Baltimore, MD 21202

*Alex. Brown owns beneficially less than 1% of such shares


                  As of such date directors and officers, as a group, owned beneficially and of record less than 1% of the Fund's outstanding Shares of either class.

16. FINANCIAL STATEMENTS.

                  See next page.

                                     [LOGO]

                             MANAGED MUNICIPAL FUND
--------------------------------------------------------------------------------

Statement of Net Assets                                         October 31, 1995

                                                                 RATING*
                                                                (MOODY'S/      PAR         VALUE
ISSUER                                                             S&P)       (000)      (NOTE A)
----------------------------------------------------------------------------------------------------
MUNICIPAL BONDS--89.2%
GENERAL OBLIGATION--49.3%
Charlotte, NC:
  5.00%, 2007.................................................  Aaa/AAA     $   2,000  $   2,016,980
  5.00%, 2008.................................................  Aaa/AAA         1,500      1,499,880
  5.30%, 2011.................................................  Aaa/AAA         1,590      1,594,913
  5.30%, 2012.................................................  Aaa/AAA         1,120      1,118,734
  5.30%, 2012.................................................  Aaa/AAA         2,325      2,322,373
  5.80%, 2016.................................................  Aaa/AAA         2,500      2,589,375
DuPage County Jail Project, IL, 5.60%, 2021...................  Aa/AAA          1,600      1,576,512
Florida Board of Education, Refunding Public Education:
  5.00%, 2008.................................................  Aa/AA           2,000      1,981,500
  6.125%, 2012 ...............................................  Aa/AA           2,250      2,341,778
  6.50%, 2012.................................................  Aa/AA           2,500      2,688,250
  5.75%, 2019.................................................  Aa/AA           3,500      3,477,460
  5.125%, 2022 ...............................................  Aa/AA           5,000      4,608,600
Franklin County, OH:
  5.45%, 2009.................................................  Aaa/AAA         1,500      1,523,190
  5.50%, 2013.................................................  Aaa/AAA         1,000        999,950
Henrico County, VA:
  5.20%, 2007.................................................  Aaa/AAA         1,300      1,323,699
  5.20%, 2008.................................................  Aaa/AAA         1,200      1,213,032
  5.25%, 2009.................................................  Aaa/AAA         1,000      1,005,720
Maryland State & Local Facilities, Second Series,
  5.125%, 2010................................................  Aaa/AAA         3,000      2,955,300
Missouri State Building, Series "A", 5.00%, 2010..............  Aaa/AAA         2,000      1,954,960
Montgomery County, MD:
  5.60%, 2004.................................................  Aaa/AAA         1,000      1,067,060
  5.00%, 2009.................................................  Aaa/AAA         1,500      1,469,025
  5.00%, 2010.................................................  Aaa/AAA         1,500      1,452,435
Plano, TX--Independent School District, 5.00%, 2011...........  Aaa/AAA         3,000      2,837,100
South Carolina Capital Improvement:
  5.00%, 2006.................................................  Aaa/AA+         2,090      2,112,363
  5.25%, 2007.................................................  Aaa/AA+         1,000      1,023,970
State of Georgia, Series "D":
  5.25%, 2009.................................................  Aaa/AA+         1,580      1,592,198
  5.00%, 2010.................................................  Aaa/AA+         2,000      1,944,940

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                             MANAGED MUNICIPAL FUND
--------------------------------------------------------------------------------

Statement of Net Assets (CONTINUED)                             October 31, 1995

                                                                 RATING*
                                                                (MOODY'S/      PAR         VALUE
ISSUER                                                             S&P)       (000)      (NOTE A)
----------------------------------------------------------------------------------------------------
GENERAL OBLIGATION (CONTINUED)
State of Tennessee:
  5.50%, 2009.................................................  Aaa/AA+     $   1,535  $   1,572,008
  5.55%, 2010.................................................  Aaa/AA+         1,000      1,020,350
State of Texas:
  5.25%, 2013.................................................  Aa/AA           3,250      3,154,385
  6.00%, 2014.................................................  Aa/AA           2,000      2,051,940
Wake County, NC, 4.80%, 2010..................................  Aaa/AAA         3,500      3,317,160
Washington Suburban Sanitary District, MD, 5.375%, 2010.......  Aa1/AA          1,810      1,817,312
                                                                                       -------------
                                                                                          65,224,452
                                                                                       -------------
ELECTRIC AND GAS UTILITY REVENUE--15.2%
Jacksonville Electric Authority Revenue, FL,
  St. John's River Power:
  5.20%, 2013.................................................  Aa1/AA          2,000      1,919,760
  5.25%, 2028.................................................  Aa1/AA          2,000      1,864,020
Omaha Public Power District Electric Revenue, NE:
  Series "A", 5.25%, 2004.....................................  Aa/AA           2,000      2,066,060
  Series "D", 5.10%, 2008.....................................  Aa/AA           1,000        990,940
  Series "D", 5.25%, 2013.....................................  Aa/AA           2,000      1,942,400
  Series "A", 5.50%, 2017.....................................  Aa/AA           1,500      1,470,405
Salt River Agricultural Project, AZ:
  5.20%, 2008.................................................  Aa/AA           1,000      1,002,610
  5.75%, 2019.................................................  Aa/AA           4,000      3,964,240
San Antonio Electric and Gas Revenue, TX:
  Series "A", 4.90%, 2008.....................................  Aa1/AA          4,000      3,867,680
  Series "A", 6.50%, 2012.....................................  Aa1/AA          1,000      1,048,250
                                                                                       -------------
                                                                                          20,136,365
                                                                                       -------------
TRANSPORTATION REVENUE--10.1%
Florida Transportation Revenue, 5.80%, 2018...................  Aa/AA           2,000      1,999,820
Kansas Transportation Revenue:
  5.40%, 2009.................................................  Aa/AA           2,000      2,026,180
  Series "A", 5.40%, 2009.....................................  Aa/AA           2,500      2,532,725
Maryland State Department of Transportation, 5.375%, 2006.....  Aa/AA           1,500      1,548,030
Portland, OR, Metro, 5.25%, 2007..............................  Aa/AA+          1,500      1,524,075
State of South Carolina, 5.00%, 2009..........................  Aaa/AA+         2,700      2,655,990
Virginia State Transportation Authority, 6.00%, 2010..........  Aa/AA           1,000      1,037,360
                                                                                       -------------
                                                                                          13,324,180
                                                                                       -------------

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                             MANAGED MUNICIPAL FUND
--------------------------------------------------------------------------------

Statement of Net Assets (CONTINUED)                             October 31, 1995

                                                                 RATING*
                                                                (MOODY'S/      PAR         VALUE
ISSUER                                                             S&P)       (000)      (NOTE A)
----------------------------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE--5.1%
Chicago, IL, 6.30%, 2009......................................  Aa/AA       $   1,000  $   1,074,850
DuPage Water Commission, IL, 5.25%, 2011......................  Aa/AA           2,500      2,410,125
Orlando Utility Commission, FL, 5.125%, 2019..................  Aa1/AA          3,500      3,230,255
                                                                                       -------------
                                                                                           6,715,230
                                                                                       -------------
PREREFUNDED ISSUES--6.7%
Jacksonville, FL, Electric Authority Revenue, Scherer 4-1-A,
  6.75%, 2021.................................................  Aaa/AA          1,000      1,119,190
Lower Colorado River Authority, Jr Lien, 4th Supply,
  5.25%, 2015.................................................  Aaa/AAA         2,000      1,904,660
State of Hawaii, General Obligation:
  7.00%, 2006.................................................  NR/AA             750        830,760
  6.125%, 2010 ...............................................  Aaa/AA          1,000      1,083,560
Washington Suburban, Water Supply, MD, 5.10%, 2005............  Aa1/AA          2,000      2,050,220
Washington Suburban, Administration Building Construction, MD,
  5.00%, 2005.................................................  Aa1/AA          1,850      1,882,357
                                                                                       -------------
                                                                                           8,870,747
                                                                                       -------------
OTHER REVENUE--2.8%
Indianapolis Local Public Import Board, IN, 6.00%, 2018.......  Aaa/AA+         1,500      1,526,340
University of Texas, TX, 6.50%, 2011..........................  Aaa/AA+         2,000      2,137,580
                                                                                       -------------
                                                                                           3,663,920
                                                                                       -------------
TOTAL MUNICIPAL BONDS
  (Cost $115,885,052).........................................                           117,934,894
                                                                                       -------------

REPURCHASE AGREEMENT--9.8%
GOLDMAN SACHS & CO., 5.75%
  Dated 10/31/95, to be repurchased on 11/1/95, collateralized by U.S. Treasury Notes with a market value of $13,242,384.
  (Cost $12,982,000)..........................................                 12,982     12,982,000
                                                                                       -------------

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                             MANAGED MUNICIPAL FUND
--------------------------------------------------------------------------------

Statement of Net Assets (CONCLUDED)                             October 31, 1995

                                                                                            VALUE
                                                                                          (NOTE A)
-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT IN SECURITIES--99.0%
  (Cost $128,867,052)**...............................................................  $ 130,916,894

OTHER ASSETS IN EXCESS OF LIABILITIES, NET--1.0%......................................      1,355,190
                                                                                        -------------

NET ASSETS--100.0%....................................................................  $ 132,272,084
                                                                                        -------------
                                                                                        -------------

NET ASSET VALUE AND REDEMPTION PRICE PER:
  FLAG INVESTORS CLASS A SHARE
  ($45,979,713  DIVIDED BY 4,316,870 shares outstanding)..............................         $10.65
                                                                                        -------------
                                                                                        -------------
  ISI CLASS SHARE
  ($86,292,371  DIVIDED BY 8,103,509 shares outstanding)..............................         $10.65
                                                                                        -------------
                                                                                        -------------

MAXIMUM OFFERING PRICE PER:
  FLAG INVESTORS CLASS A SHARE
  ($10.65  DIVIDED BY .955)...........................................................         $11.15
                                                                                        -------------
                                                                                        -------------
  ISI CLASS SHARE
  ($10.65  DIVIDED BY .9555)..........................................................         $11.15
                                                                                        -------------
                                                                                        -------------

--------------------------------------------------------------------------------
 *The Moody's and Standard & Poor's ratings indicated are believed to be the most recent ratings available as of October 31, 1995. Ratings of issues have not been audited by Coopers & Lybrand L.L.P.
**Also aggregate cost for federal tax purposes.
See accompanying Notes to Financial Statements.

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
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                             MANAGED MUNICIPAL FUND
--------------------------------------------------------------------------------

Statement of Operations                      For the Year Ended October 31, 1995

-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE A):
  Interest...................................................................................  $  7,465,269
                                                                                               ------------

EXPENSES:
  Investment advisory fee (Note B)...........................................................       531,628
  Distribution fee (Note B)..................................................................       332,267
  Administration fees (Note B)...............................................................       265,814
  Transfer agent fees (Note B)...............................................................        81,033
  Accounting fee (Note B)....................................................................        59,938
  Printing and postage.......................................................................        49,148
  Custodian fees.............................................................................        29,009
  Registration fees (Note A).................................................................        28,066
  Legal......................................................................................        27,564
  Audit......................................................................................        26,474
  Miscellaneous..............................................................................        11,255
  Organizational expense (Note A)............................................................         7,878
  Directors' fees............................................................................         7,501
  Insurance..................................................................................         5,619
                                                                                               ------------
    Total expenses...........................................................................     1,463,194
  Less: Fees waived (Note B).................................................................      (266,827)
                                                                                               ------------
    Net expenses.............................................................................     1,196,367
                                                                                               ------------
  Net investment income......................................................................     6,268,902
                                                                                               ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized gain from security transactions...............................................       599,805
  Change in unrealized appreciation/(depreciation) of investments............................    12,223,598
                                                                                               ------------
  Net gain on investments....................................................................    12,823,403
                                                                                               ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................................  $ 19,092,305
                                                                                               ------------
                                                                                               ------------

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

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
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                             MANAGED MUNICIPAL FUND
--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                                         FOR THE YEAR ENDED
                                                                                            OCTOBER 31,
                                                                                  --------------------------------
                                                                                       1995             1994
------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income.........................................................  $     6,268,902  $     6,148,504
  Net realized gain from security transactions..................................          599,805        1,853,758
  Change in appreciation/(depreciation) of investments..........................       12,223,598      (17,711,072)
                                                                                  ---------------  ---------------
  Net increase/(decrease) in net assets resulting from operations...............       19,092,305       (9,708,810)
                                                                                  ---------------  ---------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income:
    Flag Investors Class A Shares...............................................       (2,270,726)      (2,282,670)
    Flag Investors Class B Shares...............................................               --          (66,885)
    ISI Class Shares............................................................       (3,998,176)      (3,798,949)
  Net realized short-term gains:
    Flag Investors Class A Shares...............................................         (267,415)        (480,259)
    Flag Investors Class B Shares...............................................               --          (23,856)
    ISI Class Shares............................................................         (471,717)        (799,441)
  Net realized long-term gains:
    Flag Investors Class A Shares...............................................         (418,234)        (188,158)
    Flag Investors Class B Shares...............................................               --           (8,131)
    ISI Class Shares............................................................         (691,139)        (304,477)
                                                                                  ---------------  ---------------
  Total distributions...........................................................       (8,117,407)      (7,952,826)
                                                                                  ---------------  ---------------

CAPITAL SHARE TRANSACTIONS (NOTE C):
  Proceeds from sale of shares..................................................       11,188,171       25,859,047
  Value of shares issued in reinvestment of dividends...........................        4,794,976        4,783,791
  Cost of shares repurchased....................................................      (28,195,599)     (23,600,871)
                                                                                  ---------------  ---------------
  Increase/(decrease) in net assets derived from
   capital share transactions...................................................      (12,212,452)       7,041,967
                                                                                  ---------------  ---------------
  Total decrease in net assets..................................................       (1,237,554)     (10,619,669)

NET ASSETS:
  Beginning of year.............................................................      133,509,638      144,129,307
                                                                                  ---------------  ---------------
  End of year...................................................................  $   132,272,084  $   133,509,638
                                                                                  ---------------  ---------------
                                                                                  ---------------  ---------------

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

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
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                             MANAGED MUNICIPAL FUND
--------------------------------------------------------------------------------

Financial Highlights -- Flag Investors Class A and ISI Class Shares (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)*

                                                                     FOR THE YEAR ENDED OCTOBER 31,
                                                          -----------------------------------------------------
                                                            1995       1994       1993       1992       1991
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value at beginning of year...................  $    9.81  $   11.10  $   10.31  $   10.36  $    9.99
                                                          ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................................       0.48       0.46       0.50       0.50       0.57
  Net realized and unrealized
    gain/(loss) on investments..........................       0.98      (1.15)      0.94       0.22       0.49
                                                          ---------  ---------  ---------  ---------  ---------
  Total from Investment Operations......................       1.46      (0.69)      1.44       0.72       1.06
                                                          ---------  ---------  ---------  ---------  ---------

LESS DISTRIBUTIONS:
  Dividends from net investment income
    and net realized short-term gains...................      (0.54)     (0.56)     (0.61)     (0.65)     (0.69)
  Distributions from net realized
    long-term gains.....................................      (0.08)     (0.04)     (0.04)     (0.12)        --
                                                          ---------  ---------  ---------  ---------  ---------
  Total distributions...................................      (0.62)     (0.60)     (0.65)     (0.77)     (0.69)
                                                          ---------  ---------  ---------  ---------  ---------
  Net asset value at end of year........................  $   10.65  $    9.81  $   11.10  $   10.31  $   10.36
                                                          ---------  ---------  ---------  ---------  ---------
                                                          ---------  ---------  ---------  ---------  ---------
TOTAL RETURN:
  Flag Investors Class A Shares.........................      15.42%     (6.49)%     14.36%      6.06%     10.85%
  ISI Class Shares......................................      15.42%     (6.49)%     14.36%      6.06%     10.85%

RATIOS TO AVERAGE NET ASSETS:
  Expenses1.............................................       0.90%      0.90%      0.90%      0.90%      0.90%
  Net investment income2................................       4.72%      4.37%      4.38%      4.78%      5.57%

SUPPLEMENTAL DATA:
  Net assets at end of period:
    Flag Investors Class A Shares.......................  $  45,980  $  49,903  $  53,486  $  45,536  $  38,491
    ISI Class Shares....................................  $  86,292  $  83,607  $  88,378  $  51,420  $  20,053

  Portfolio turnover rate...............................         55%        37%        68%        95%        86%

--------------------------------------------------------------------------------
* Computed based upon average shares outstanding.
1 Without the waiver of advisory and administration fees (Note B), the ratio of expenses to average net assets would have been 1.10%, 1.11%, 1.14%, 1.27% and 1.47% for the years ended October 31, 1995, 1994, 1993, 1992 and 1991, respectively.
2 Without the waiver of advisory and administration fees (Note B), the ratio of net investment income to average net assets would have been 4.52%, 4.16%, 4.14%, 4.41% and 4.99% for the years ended October 31, 1995, 1994, 1993, 1992 and 1991, respectively.
See accompanying Notes to Financial Statements.

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                                     [LOGO]

                             MANAGED MUNICIPAL FUND
--------------------------------------------------------------------------------

Notes to Financial Statements

A. SIGNIFICANT ACCOUNTING POLICIES - Managed
   Municipal Fund, Inc. (the "Fund") was organized as a Maryland Corporation on January 15, 1990 and commenced operations February 26, 1990. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. At October 31, 1995, the Fund consisted of two classes of shares: ISI Managed Municipal Fund Shares ("ISI Class") and Flag Investors Managed Municipal Fund Class A Shares ("Flag Investors Class A"). As of March 1, 1994, the previously offered Flag Investors Managed Municipal Fund Class B Shares ("Flag Investors Class B") were no longer issuing new shares. All Class B Shares not exchanged into Class A Shares or previously redeemed were redeemed as of October 19, 1994. Significant accounting policies are as follows:

   SECURITY VALUATION - Municipal bonds are valued on the basis of quotations provided by a pricing service that uses information with respect to transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Securities or other assets for which market quotations are not readily available are valued at their face value so determined in good faith by the Investment Advisor under procedures established and monitored by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market.

   REPURCHASE AGREEMENTS - The Fund may agree to purchase money market instruments subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller, under a repurchase agreement, will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreement is conditioned upon the collateral being deposited under the Federal Reserve book-entry system.

   FEDERAL INCOME TAX - No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make requisite distributions to the shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income and net realized capital gains.

   Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and capital gains available for distribution under income tax regulations.

   OTHER - Security transactions are accounted for on the trade date and the cost of investments sold or redeemed is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis.

   Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and are being amortized on the straight-line method over a five-year period beginning on the date on which the Fund commenced its investment activities.

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                             MANAGED MUNICIPAL FUND
--------------------------------------------------------------------------------

Notes to Financial Statements  (CONTINUED)

B. INVESTMENT ADVISORY FEES, TRANSACTIONS WITH
   AFFILIATES AND OTHER FEES - International Strategy & Investment Inc. ("ISI") serves as the Fund's advisor and Investment Company Capital Corp. ("ICC") serves as the Fund's administrator. As compensation for its advisory services, ISI receives from the Fund an annual fee, calculated daily and paid monthly, at the annual rate of .40% of average daily net assets. As compensation for its administrative services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at the annual rate of .20% of the average daily net assets.

   ISI and ICC have agreed to reduce their respective annual fees proportionately, if necessary, so that ordinary expenses of the Fund for any fiscal year do not exceed .90% of the average daily net assets of Flag Investors Class A and ISI Class Shares. For the year ended October 31, 1995, ISI and ICC waived fees of $177,885 and $88,942, respectively.

   As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, based on the Fund's average daily net assets. ICC received $59,938 for accounting services for the year ended October 31, 1995.

   As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated and paid monthly. ICC received $81,033 for transfer agent services for the year ended October 31, 1995.

   As compensation for providing distribution services, Armata Financial Corp. receives from the Fund an annual fee, calculated daily and paid monthly, at the annual rate equal to .25% of the average daily net assets of the ISI Class Shares. Alex. Brown receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate equal to .25% of the average daily net assets of the Flag Investors Class A Shares. For the year ended October 31, 1995, distribution fees were $332,267, of which $212,053 were allocated to ISI Class Shares and $120,214 were allocated to Flag Investors Class A Shares.

C. CAPITAL SHARE TRANSACTIONS - The Fund is authorized to issue up to 40 million shares of capital stock, par value $.001 per share, all of which shares are designated as common stock. Transactions in shares of the Fund were as follows:

                               FLAG INVESTORS CLASS A SHARES
                               -----------------------------
                                FOR THE YEAR ENDED OCTOBER
                                            31,
                               -----------------------------
                                    1995           1994
                               --------------  -------------
Shares sold..................         323,698        848,807
Shares issued to shareholders
  on reinvestment of
  dividends..................         161,945        151,892
Shares redeemed..............      (1,256,958)      (731,595)
                               --------------  -------------
Net increase/(decrease) in
  shares outstanding.........        (771,315)       269,104
                               --------------  -------------
                               --------------  -------------
Proceeds from sale of
  shares.....................  $    3,206,244  $   9,023,622
Reinvested dividends.........       1,628,993      1,598,305
Net asset value of shares
  redeemed...................     (12,775,509)    (7,676,030)
                               --------------  -------------
Net increase/(decrease) from
  capital share
  transactions...............  $   (7,940,272) $   2,945,897
                               --------------  -------------
                               --------------  -------------

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                             MANAGED MUNICIPAL FUND
--------------------------------------------------------------------------------

Notes to Financial Statements  (CONCLUDED)

                                     ISI CLASS SHARES
                              ------------------------------
                                       FOR THE YEAR
                                          ENDED
                                       OCTOBER 31,
                              ------------------------------
                                   1995            1994
                              --------------  --------------
Shares sold.................         794,506       1,571,915
Shares issued to
  shareholders on
  reinvestment of
  dividends.................         314,194         295,003
Shares redeemed.............      (1,531,414)     (1,301,711)
                              --------------  --------------
Net increase/(decrease) in
  shares outstanding........        (422,714)        565,207
                              --------------  --------------
                              --------------  --------------
Proceeds from sale of
  shares....................  $    7,981,927  $   16,706,525
Reinvested dividends........       3,165,983       3,097,338
Net asset value of shares
  redeemed..................     (15,420,090)    (13,560,159)
                              --------------  --------------
Net increase/(decrease) from
  capital share
  transactions..............  $   (4,272,180) $    6,243,704
                              --------------  --------------
                              --------------  --------------

D. INVESTMENT TRANSACTIONS - Purchases and sales of investment securities, other than short-term obligations, aggregated $59,189,092 and $68,868,013, respectively, for the year ended October 31, 1995.

   At October 31, 1995, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost was $2,952,974 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value was $903,132.

E. NET ASSETS - At October 31, 1995, net assets consisted of:

Paid-in Capital:
  Flag Investors Class A
   Shares........................  $  44,149,431
  ISI Class Shares...............     85,210,662
Undistributed net realized short-
  term gains from security
  transactions...................        862,149
Unrealized appreciation of
  investments....................      2,049,842
                                   -------------
                                   $ 132,272,084
                                   -------------
                                   -------------

                                     [LOGO]

                                     [LOGO]

                             MANAGED MUNICIPAL FUND
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Shareholders and Directors of
Managed Municipal Fund, Inc.

    We have audited the accompanying statement of net assets of Managed Municipal Fund, Inc. as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed Municipal Fund, Inc. as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
December 1, 1995

                                     [LOGO]

PART C.               OTHER INFORMATION
                      -----------------
Item 24.              Financial Statements and Exhibits
                      ---------------------------------

                      List all financial statements and exhibits filed as part of the Registration Statement.

         (a) Financial statements:

                  (1)      Included in Parts A and B of the Registration
                           Statement:

                           -  Statement  of Net Assets as of October  31, 1995
                           - Statement of Operations for the fiscal year ended October 31, 1995
                           -  Statement of Changes in Net Assets for the fiscal
                              years ended October 31,1995 and October 31, 1994
                           -  Financial  Highlights  for the fiscal  years ended
                              October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992, October 31, 1991 and for the period from February 26, 1990 (commencement of operations) through October 31, 1990
                           -  Notes to Financial Statements
                           -  Report of Independent Accountants

                  (2) All required financial statements are included in Part B of the Registration Statement. All other financial statements and schedules are inapplicable.

         (b)      Exhibits:

                  (1)1     (a) Articles of Incorporation.

                           (b) Articles Supplementary dated December 15, 1993.

                           (c) Articles Supplementary.

                  (2)1     By-Laws.

                  (3)      None.

                  (4)      (a)2     ISI Managed Municipal Fund Shares, Specimen
                                    Certificate of Common Stock, $.001 par
                                    value.

                           (b)3 Flag Investors Managed Municipal Fund Class A Shares, Specimen Certificate of Common Stock, $.001 par value.

                           (c)2 Flag Investors Managed Municipal Fund Class B Shares (later renamed Class D Shares), Specimen Certificate of Common Stock, $.001 par value.

                  (5)1 Investment Advisory Agreement dated April 1, 1991 between Registrant and International Strategy and Investment Inc.

                  (6)1     (a) Distribution Agreement for Flag Investors Managed
                               Municipal Fund Class A Shares dated October 23, 1990 between Registrant and Alex. Brown & Sons Incorporated.

                           (b) Form of Participating Dealer Agreement for Flag
                               Investors Managed Municipal Fund Shares between Alex. Brown & Sons and Participating Dealers.

                           (c) Form of Shareholder Servicing Agreement between
                               the Registrant and Shareholder Servicing Agents.

                           (d) Distribution Agreement for ISI Managed Municipal
                               Fund Shares dated November 30, 1990 between
                               Registrant and Armata Financial Corp.

                           (e) Form of Participating Dealer Agreement for ISI
                               Managed Municipal Fund Shares between Armata
                               Financial Corp. and Participating Dealers as in effect from November 30, 1990.

                  (7)      None.

                  (8)1 Custodian Agreement between Registrant and Provident National Bank.

                  (9)1     (a) Master Services Agreement between Registrant and
                               Investment Company Capital Corp. with Appendices for the provision of Administrative, Accounting and Transfer Agency Services.

                           (b) License Agreement between Registrant and Alex.
                               Brown Incorporated.

                  (10)1    Opinion of Counsel.

                  (11)1    Consent of Coopers & Lybrand L.L.P.

                  (12)     None.

                  (13)1 Form of Subscription Agreement re: initial $100,000 capital.

                  (14)     None.

                  (15)1    (a) Distribution Plan for the ISI Managed Municipal
                               Fund Shares.

                           (b) Distribution Plan for the Flag Investors Managed
                               Municipal Fund Class A Shares.

                  (16)1 Schedule of Computation of Performance Quotations (unaudited).

                  (18)1    Rule 18f-3 Plan.

                  (24)1    Powers of Attorney.

                  (27)1    Financial Data Schedule

-------------------
1        Filed herewith.

2 Incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (Registration No. 33-32819), filed with the Securities and Exchange Commission on February 24, 1994.

3 Incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (Registration No. 33-32819), filed with the Securities and Exchange Commission on August 24, 1990.




Item 25. Persons Controlled by or under Common Control with Registrant.
         --------------------------------------------------------------

         Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, and (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

         None.


Item 26. Number of Holders of Securities.
         --------------------------------

         State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.



                                                     Number of Record Holders
Title of Class                                        as of January 11, 1996
--------------                                       ------------------------

ISI Managed                                                  1,609
Municipal Fund Shares

Flag Investors Managed                                         722
Municipal Fund Shares - Class A

Item 27.  Indemnification.
          ----------------

         State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

         Sections 1,2,3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit 1 to this Registration Statement and incorporated herein by reference, provide as follows:

                  Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland
         General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                  Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as to its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation Law.

                  Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.


         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.


Item 28.  Business and Other Connections of Investment Advisor.
          -----------------------------------------------------

         Describe any other business, profession, vocation or employment of a substantial nature in which each investment advisor of the Registrant, and each director, officer or partner of any such investment advisor, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

         During the past two fiscal years: Edward S. Hyman, Jr., Chairman of the Investment Advisor, served as Chairman and Member of the Board of Directors of the Registrant; R. Alan Medaugh, President of the Investment Advisor, served as President of the Registrant; Nancy Lazar, Executive Vice President and Secretary of the Investment Advisor, served as a Vice President of the Registrant; Carrie
L. Butler, Vice President of the Investment Advisor, served as Vice President (since March 1995) and as an Assistant Vice President (from 1991 - 1995) of the Registrant and Denice De Florio, Assistant Vice President of the Investment Advisor, served as Assistant Vice President of the Registrant since March 1995. Prior thereto, Ms. De Florio served as Assistant Portfolio Manager, Smith Barney's Municipal Money Market Funds and Taxable Money Market Funds.

Item 29.  Principal Underwriter.
          ----------------------

ALEX. BROWN
-----------

         (a) Alex. Brown & Sons Incorporated acts as distributor for Alex. Brown Cash Reserve Fund, Inc., Flag Investors Telephone Income Fund, Inc., Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., the Flag Investors Shares of Total Return U.S. Treasury Fund, Inc., Flag Investors Intermediate-Term Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Maryland Intermediate Tax Free Income Fund, Inc., Flag Investors Real Estate Securities Fund, Inc. and Flag Investors Equity Partners Fund, Inc., all registered open-end management investment companies.



         (b)


          Name and Principal                             Offices with                      Position and Offices
           Business Address*                        Principal Underwriter                     with Registrant
          ------------------                        ---------------------                  --------------------

Alvin B. Krongard                        Chief Executive Officer, Director                         None

Benjamin Howell Griswold, IV             Chairman, Director                                        None

Mayo A. Shattuck III                     President, Director                                       None

Beverly Wright                           Chief Financial Officer and Treasurer                     None

Robert F. Price                          Secretary and General Counsel                             None


         (c)  Not Applicable

ARMATA FINANCIAL CORP.
----------------------

                      (a) Armata Financial Corp. acts as distributor for the ISI Total Return U.S. Treasury Fund Shares, a class of Total Return U.S. Treasury Fund, Inc. and North American Government Bond Fund, Inc., registered open-end investment companies.

                      (b)
                                                                 Position and
                                                                 Offices with                  Position and
Name and Principal                                                 Principal                   Offices with
Business Address*                                                Underwriter                     Registrant
------------------                                               --------------                -------------
Jack S. Griswold                                                 Chairman and                      None
                                                                 Director

F. Barton Harvey, Jr.                                            Director                          None

John M. Prugh                                                    President and                     None
                                                                 Director

E. Robert Kent, Jr.                                              Director                          None

Peter E. Bancroft                                                Secretary                         None

Timothy M. Gisriel                                               Treasurer                         None


                      (c)  Not applicable.


Item 30.  Location of Accounts and Records.
          ---------------------------------


          With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the Rules [17 CFR 270.31a-1 to 31a-3] promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.

          Investment Company Capital Corp., the Registrant's administrator, transfer and dividend disbursing agent and accounting services provider, 135 E. Baltimore Street, Baltimore, Maryland 21202 maintains physical possession of each such account, book or other document of the Fund, except for those accounts, books and documents pursuant to Rule 31a-1(b)(1) maintained by the Registrant's investment advisor, International Strategy and Investment Inc., 717 Fifth Avenue, New York, New York 10022, and except for those accounts, books and documents pursuant to Rule 31a-1(b)(1) maintained by the Registrant's custodian, PNC Bank, 100 South Broad Street, Philadelphia, Pennsylvania 19103.


Item 31.  Management Services.
          --------------------

          Furnish a summary of the substantive provisions of any management related service contract not discussed in Part A or Part B of this Form (because the contract was not believed to be of interest to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.

          See Exhibit 8.


Item 32.  Undertakings.
          -------------

                      (a)     Not applicable.

                      (b)     Not applicable.


                      (c) A copy of the Registrant's latest Annual Report to Shareholders is available upon request, without charge by contacting the Registrant at (800) 767-3524 (for Flag Investors Shares) or (800) 955-7175 (for ISI Shares).

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 10 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Baltimore, in the State of Maryland, on the 23rd day of February 1996.


                                        MANAGED MUNICIPAL FUND, INC.


                                        By: /s/ R. Alan Medaugh
                                            --------------------------------
                                            R. Alan Medaugh,
                                            President and Director


         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:

*/s/ Edward S. Hyman                Director           February 23, 1996
-------------------------                              -----------------
Edward S. Hyman                                        Date

 /s/ R. Alan Medaugh                President and      February 23, 1996
------------------------            Director           -----------------
R. Alan Medaugh                                        Date

*/s/ Richard T. Hale                Director           February 23, 1996
-------------------------                              -----------------
Richard T. Hale                                        Date

*/s/ W. James Price                 Director           February 23, 1996
------------------------                               -----------------
W. James Price                                         Date

*/s/ James J. Cunnane               Director           February 23, 1996
------------------------                               -----------------
James J. Cunnane                                       Date

*/s/ John F. Kroeger                Director           February 23, 1996
------------------------                               -----------------
John F. Kroeger                                        Date

*/s/ Louis E. Levy                  Director           February 23, 1996
------------------------                               -----------------
Louis E. Levy                                          Date

*/s/ Eugene J. McDonald             Director           February 23, 1996
------------------------                               -----------------
Eugene J. McDonald                                     Date

*/s/ Harry Woolf                    Director           February 23, 1996
------------------------                               -----------------
Harry Woolf                                            Date

/s/ Joseph A. Finelli               Chief Financial    February 23, 1996
------------------------            and Accounting     -----------------
Joseph A. Finelli                   Officer            Date

* By: /s/ Brian C. Nelson
------------------------
      Brian C. Nelson
      Attorney-in-Fact

                                  EXHIBIT INDEX


EDGAR
Exhibit
Number
-------
EX-99.B      (1) (a) Registrant's Articles of Incorporation, filed herewith.

EX-99.B      (1) (b) Articles Supplementary to Registrant's Articles of Incorporation
                     dated December 15, 1993, filed herewith.

EX-99.B      (1) (c) Articles Supplementary to Registrant's Articles of Incorporation,
                     filed herewith.

EX-99.B      (2)       Registrant's By-Laws, filed herewith.

             (3)       None.

             (4) (a) ISI Managed Municipal Fund Shares, Specimen Certificate of Common Stock, $.001 par value is hereby incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A
                       (Registration No. 33-32819), filed with the Securities and Exchange Commission on February 24, 1994.

                 (b)   Flag Investors Managed Municipal Fund Class A Shares,
                       Specimen Certificate of Common Stock, $.001 par value is hereby incorporated by reference to Post-Effective
                       Amendment No. 1 to Registrant's Registration Statement on Form N-1A (Registration No. 33-32819), filed with the Securities and Exchange Commission on August 24,
                       1990.

                 (c)   Flag  Investors  Managed  Municipal Fund Class B Shares
                       (later renamed Class D Shares), Specimen Certificate of
                       Common Stock, $.001 par value is hereby incorporated by
                       reference  to   Post-Effective   Amendment   No.  8  to
                       Registrant's  Registration  Statement  on  Form  N-1A
                       (Registration No. 33-32819),  filed with the Securities
                       and Exchange Commission on February 24, 1994.

EX-99.B      (5)       Investment  Advisory  Agreement dated April 1, 1991
                       between  Registrant  and  International   Strategy  and
                       Investment Inc., filed herewith.

EX-99.B      (6) (a)   Distribution  Agreement  for  Flag  Investors
                       Managed Municipal Fund Class A Shares dated October 23,
                       1990  between   Registrant  and  Alex.   Brown  &  Sons
                       Incorporated, filed herewith.

EX-99.B      (6) (b)   Form of Participating Dealer Agreement for Flag
                       Investors  Managed  Municipal Fund Shares between Alex.
                       Brown & Sons and Participating Dealers, filed herewith.




EX-99.B      (6) (c)   Form of Shareholder Servicing Agreement between
                       Registrant  and  Shareholder  Servicing  Agents,  filed
                       herewith.

EX-99.B      (6) (d)   Distribution Agreement for ISI Managed Municipal Fund
                       Shares dated November 30, 1990 between Registrant and
                       Armata Financial Corp., filed herewith.

EX-99.B      (6) (e)   Form of Participating  Dealer Agreement for ISI
                       Managed  Municipal Fund Shares between Armata Financial
                       Corp.  and  Participating  Dealers  as in  effect  from
                       November 30, 1990, filed herewith.

             (7)       None.


EX-99.B      (8)       Custodian Agreement between Registrant and Provident
                       National Bank, filed herewith.

EX-99.B      (9) (a)   Master Services Agreement between Registrant and
                       Investment Company Capital Corp. and Appendices for
                       the provision of Administration, Accounting and
                       Transfer Agency Services, filed herewith.

EX-99.B      (9) (b)   License Agreement between  Registrant and Alex.
                       Brown Incorporated, filed herewith.

EX-99.B      (10)      Opinion of Counsel, filed herewith.

EX-99.B      (11)      Consent of Coopers & Lybrand L.L.P., filed herewith.

             (12)      None.

EX-99.B      (13)      Form of Subscription Agreement re: initial $100,000
                       capital, filed  herewith.

             (14)      None.


EX-99.B      (15)(a)   Distribution   Plan  for  the  ISI  Managed
                       Municipal Fund Shares, filed herewith.

EX-99.B      (15)(b)   Distribution  Plan  for the  Flag  Investors
                       Managed Municipal Fund Class A Shares, filed herewith.

EX-99.B      (16)      Schedule of Computation of Performance Quotations
                       (unaudited), filed herewith.

EX-99.B      (18)      Rule 18f-3 Plan, filed herewith.

EX-99.B      (24)      Powers of Attorney, filed herewith.

EX-27                  Financial Data Schedule, filed herewith.



                                        2